     As filed with the Securities and Exchange Commission on March 8, 2007

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

                 Investment Company Act file number 811-05128

                         THE SWISS HELVETIA FUND, INC.
                    1270 Avenue of the Americas, Suite 400
                           New York, New York 10020
                                1-888-SWISS-00

                       Rodolphe E. Hottinger, President
                               Hottinger et Cie
                              3 Place des Bergues
                                   C.P. 395
                                CH-1201 Geneva
                                  Switzerland

                  Date of fiscal year end: December 31, 2006

         Date of reporting period: January 1, 2006 - December 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------


Directors and Officers

Samuel B. Witt III, Esq.          Baron Hottinger
CHAIRMAN (NON-EXECUTIVE)          DIRECTOR EMERITUS
Eric R. Gabus/1/                  Rodolphe E. Hottinger
VICE CHAIRMAN (NON-EXECUTIVE)     PRESIDENT
Jean-Marc Boillat                 CHIEF EXECUTIVE OFFICER
DIRECTOR                          Rudolf Millisits
Paul R. Brenner, Esq./3/          SENIOR VICE PRESIDENT
DIRECTOR                          CHIEF FINANCIAL OFFICER
Alexandre de Takacsy              Philippe R. Comby, CFA, FRM
DIRECTOR                          VICE PRESIDENT
Claude Frey                       Edward J. Veilleux
DIRECTOR                          VICE PRESIDENT
Paul Hottinguer                   SECRETARY
DIRECTOR                          Scot E. Draeger
Michael Kraynak, Jr./2/           ASSISTANT SECRETARY
DIRECTOR                          Frederick Skillin
Didier Pineau-Valencienne/2/      ASSISTANT TREASURER
DIRECTOR                          Jean L. Seidel
Stephen K. West, Esq./2/          ASSISTANT TREASURER
DIRECTOR                          Peter R. Guarino, Esq.
                                  CHIEF COMPLIANCE OFFICER
-------------------------------------------------------------------------------
/1/GOVERNANCE/NOMINATING          /2/AUDITCOMMITTEE MEMBER
 COMMITTEECHAIRMAN                /3/AUDITCOMMITTEE CHAIRMAN

INVESTMENT ADVISOR
Hottinger Capital Corp.
1270 Avenue of the Americas, Suite 400
New York, New York 10020
(212) 332-7930

ADMINISTRATOR
Citigroup Fund Services, LLC

CUSTODIAN
Citibank, N.A.

TRANSFER AGENT
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

LEGAL COUNSEL
Stroock & Stroock & Lavan LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP

The Investment Advisor
The Swiss Helvetia Fund, Inc. (the "Fund") is managed by Hottinger Capital Corp., which belongs to the Hottinger Group.

The Hottinger Group dates back to Banque Hottinguer, which was formed in Paris in 1786 and is one of Europe's oldest private banking firms. The Hottinger Group has remained under the control of the Hottinger family through seven generations. It has offices in the Bahamas, Basel, Geneva, London, Lugano, Luxembourg, New York, Sion, Toronto, Vienna and Zurich.

EXECUTIVE OFFICES
The Swiss Helvetia Fund, Inc.
1270 Avenue of the Americas, Suite 400
New York, New York 10020
1-888-SWISS-00 (1-888-794-7700)
(212) 332-2760

FOR INQUIRIES AND REPORTS:
1-888-SWISS-00 (1-888-794-7700)
Fax: (212) 332-7931
email: swz@swz.com

WEBSITE ADDRESS
www.swz.com

The Fund
The Fund is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances as more fully described in this report.

The Fund is listed on the New York Stock Exchange under the symbol "SWZ".

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by calling 1-888-SWISS-00 or by accessing our Website. Net Asset Value is also published weekly in BARRON'S, the Monday edition of THE WALL STREET JOURNAL and the Sunday Edition of THE NEW YORK TIMES.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders


--------------------------------------------------------------------------------
GLOBAL OVERVIEW
    After the May-June slump and a short consolidation phase, performance during the fourth quarter of 2006 was very strong across all of the major equity markets with the sole exception of Japan. Emerging markets outperformed, with China and India in the lead, and Europe did well, clearly outperforming US indexes. Liquidity, low interest rates, and the mergers and acquisitions activity were again the main drivers. Earnings did not slow down, contrary to some expectations, and the US economy was able to absorb the shock of a higher Fed funds rate.

SWISS ECONOMIC NOTES
    On December 14th 2006, the Swiss National Bank (SNB) again increased its target range for the three-month Libor by 0.25%, to 1.50%-2.50%, and has said it intends to hold rates in the middle of the range for now. The Swiss economy has seen a successful year with rising consumer confidence, increasing exports and improving private household expenditures with many industries reporting production at maximum sustainable capacity. The SNB forecasts real GDP growth of just under 3% in 2006. The unemployment rate, at 3.1% in December, is expected to fall below 3% in the beginning of 2007, its lowest level since 2002.

    Europe's economic situation improved significantly this year, especially in Germany, where the IFO Index of business climate sentiment increased by nine points for the year, including 1.9 points in December, to the highest ever reading. Europe is Switzerland's most important trading partner, accounting for 62% of Swiss exports (31% to Germany alone). Its economic strength therefore had a positive impact on the Swiss economy. This source of strength, however, might be subdued in 2007 due to the impact of an increase in Germany's value added taxes from 16% to 19% at the beginning of the year.

    For 2007, the SNB expects a decline in economic momentum, forecasting 2% growth in Switzerland's GDP for the year. The KOF (Swiss Institute for Business Cycle Research) leading indicator indicates acceleration in GDP up to the end of 2006 followed by a slow down during the first half of 2007.

    In its last monetary policy assessment, the SNB stated that it expects annual inflation to be 1.1% for 2006, 0.4% for 2007 and 0.9% in 2008. The effect of a 2% interest rate is still expansionary. The yield on the 10-year Swiss Confederation bond increased significantly during the first half of the year, along with short term interest rates, but it remained more or less flat during the second half, despite a continuing rise in short term rates. The yield on the 10-year bond finished the year at 2.51%

    On the currency front, the Swiss franc has increased nearly 8% against the US dollar. Against the euro, on the other hand, the Swiss franc declined about 4%, possibly as an adjustment based on an expected differential in interest rates. Interestingly enough, both the SNB and the Swiss Finance Minister have recently expressed some concern with the weakness of the Swiss franc. The SNB has let

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)

the market know that it was uncomfortable with the Swiss franc being a funding currency for the carry trade and indicated it could be considering raising interest rates in the current low volatility environment in order to encourage more strength in the franc.

SWISS MARKET REVIEW AND FUND PERFORMANCE
    The Swiss market was up 20% in local currency for the year, in line with most European markets. The clear winners for the year were the high volatility names, despite having been hit by a sharp correction in May. The large defensive stocks (pharmaceuticals and food) did not fare as well.

    The 35% return of the mid and small sized companies clearly outperformed the 16% return of the blue chips, a change from 2005, during which the large caps outperformed slightly. Mid and small cap companies now trade at a premium to the rest of the market. This could be sustainable if the global economy stays on a growth path and if, as Management believes, private equity money continues to flow into the sector.

    Looking at individual issues, the cyclical industrial and the financial sectors have performed the best, with ABB Ltd, Swatch Group AG, Syngenta AG, Adecco SA, Julius Baer Holding AG, Credit Suisse Group and Baloise Holding AG clearly leading on the large cap side. Looking at the mid and small caps, restructuring industrials such as OC Oerlikon Corp, Gurit Holding AG and Schmolz & Bickenbach AG (formerly Swiss Steel AG) moved up strongly.

    The Fund has been heavily positioned in the mid cap portion of the healthcare sector, benefiting from a 146% increase in Actelion Ltd, a 53% increase in Basilea Pharmaceutica and a 45% increase in Galenica Holding AG. It also was well positioned in the utility sector benefiting from 64% increases in Centralschweizerische Kraftwerke AG and BKW Energie AG. However, because of the Fund's low exposure to the mid and small cap industrial sector, a large part of this sector's strong performance was not captured.

    Most of the market's recovery from its May-June lows was attributable to an increase in valuations on the back of the decrease in long term interest rates, even though earnings growth contributed as well. A very supportive liquidity backdrop drove the market to new highs and rewarded exposure to systematic risk (market risk). It was therefore quite difficult to differentiate oneself through stock picking.

SWISS MARKET QUARTERLY CORPORATE NEWS
    Kudelski SA, a world leader in conditional access systems for digital TV, announced on October 19th 2006, that it was taking over a controlling stake in Open TV, the number one provider of set-top box middleware based in San Francisco. With this acquisition, Kudelski SA will improve its offering and satisfy the increasing need for integrated solutions in digital TV.

    On October 25th, 2006, Vontobel Holding announced the acquisition of Lombard Odier Darier Hentsch's brokerage and corporate

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)

finance business. Vontobel already holds a leading market position with regard to listed products in Switzerland. With this acquisition Vontobel should be able to strengthen its market position in its brokerage and corporate finance areas as well.

    On November 20, 2006, Actelion Ltd announced a definitive agreement to acquire US-based Cotherix, Inc. Cotherix is a biopharmaceutical company also active in the treatment of pulmonary arterial hypertension (PAH). It also markets Ventavis, the only approved inhaled therapy treatment of PAH in the United States. This acquisition should strengthen its leading position in this therapeutic area.

    Nestle SA announced on December 14, 2006 the acquisition of Novartis Medical Nutrition, a company with sales of about $950 million in 2006. Nestle's management believes the business is complementary to its healthcare nutrition business and the combination offers a product portfolio covering all diseases needing special nutrition therapies. This continues Nestle's strategic transformation process to a nutrition, health and wellness company.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)


--------------------------------------------------------------------------------------------------------------------
PEER GROUP/INDICES PERFORMANCE COMPARISON IN SWISS FRANCS/1/
--------------------------------------------------------------------------------------------------------------------
                                          TOTAL RETURN AS OF YEAR ENDED DECEMBER 31,                  CUMULATIVE
                            ----------------------------------------------------------------------    PERFORMANCE
                             2006   2005  2004   2003   2002    2001    2000   1999   1998   1997  12/31/96-12/31/06
--------------------------- ------ ------ ----- ------ ------- ------- ------ ------ ------ ------ -----------------
SWISS HELVETIA FUND         20.56% 33.20% 7.75% 22.54% -20.40% -22.91% 14.06% 14.70% 15.57% 53.99%      202.90%
Swiss Performance
 Index (SPI)                20.67% 35.61% 6.89% 22.06% -25.95% -22.03% 11.91% 11.69% 15.36% 55.19%      175.84%
Swiss Market Index (SMI)    15.85% 33.21% 3.74% 18.51% -27.84% -21.11%  7.47%  5.71% 14.28% 58.93%      122.86%
iShares MSCI
 Switzlerland/2/ (Formerly
 called Webs
 Switzerland)               20.02% 32.45% 6.34% 19.14% -26.23% -23.12%  7.75% 12.22% 11.74% 47.79%      128.08%
CS EF Swiss Blue Chips/3,7/ 18.78% 32.27% 2.75% 18.13% -28.75% -22.12% 10.97%  7.57% 14.21% 59.90%       94.21%
UBS (CH) Equity Fund/4,7/   18.98% 33.50% 5.00% 18.14% -26.02% -22.04%  7.42%  6.43% 12.75% 55.94%      128.43%
Pictet (CH) -- Swiss
 Equities/5,7/              19.37% 37.06% 7.05% 20.10% -27.93% -22.35%  7.34%  9.38% 11.05% 55.65%      138.89%
Saraswiss (Bank
 Sarasin)/6,7/              18.69% 33.05% 2.93% 19.64% -28.51% -24.45%  9.72%  7.10% 14.41% 53.57%      116.86%

SOURCES: BLOOMBERG, MANAGEMENT COMPANIES' WEBSITES AND CITIGROUP FUND SERVICES, LLC.
/1 /PERFORMANCE OF FUNDS IS BASED ON CHANGES IN THE FUND'S NAV OVER A SPECIFIED PERIOD. IN EACH CASE TOTAL RETURN IS CALCULATED ASSUMING REINVESTMENT OF ALL DISTRIBUTIONS. FUNDS LISTED, OTHER THAN ISHARES MSCI SWITZERLAND, ARE NOT REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION. PERFORMANCE AND DESCRIPTIVE INFORMATION ABOUT THE FUNDS ARE DERIVED FROM THEIR PUBLISHED INVESTOR REPORTS AND WEBSITES, WHICH ARE SUBJECT TO CHANGE.
/2 /SHARES OF ISHARES MSCI SWITZERLAND ARE TRADED ON THE NEW YORK STOCK EXCHANGE AND SEEKS TO PROVIDE INVESTMENT RESULTS THAT CORRESPOND TO THE TO THE PERFORMANCE OF THE SWISS MARKET, AS MEASURED BY THE MSCI SWITZERLAND INDEX. THESE STOCKS REPRESENT SWITZERLAND'S LARGEST AND MOST ESTABLISHED PUBLIC COMPANIES, ACCOUNTING FOR APPROXIMATELY 85% OF THE MARKET CAPITALIZATION OF ALL SWITZERLAND'S PUBLICLY TRADED STOCKS. PERFORMANCE OF SHARES OF ISHARES MSCI SWITZERLAND IS CALCULATED BASED UPON THE CLOSING PRICES OF THE PERIOD INDICATED USING THE SWISS FRANC/U.S. DOLLAR EXCHANGE RATE AS OF NOON EACH SUCH DATE, AS REPORTED BY BLOOMBERG. SUCH EXCHANGE RATES WERE AS FOLLOWS: 12/31/96 = 1.35, 12/31/97 = 1.46, 12/31/98 = 1.38, 12/31/99 = 1.60, 12/31/00 = 1.61, 12/31/01 =
1.67, 12/31/02 = 1.39, 12/31/03 = 1.24, 12/31/04 = 1.14, 12/31/05 = 1.3179, AND
12/31/06 = 1.2207.
/3/ THIS FUND GIVES INVESTORS ACCESS TO THE SWISS EQUITY MARKET. IT HAS A BROADLY-DIVERSIFIED PORTFOLIO GEARED TO LONG-TERM VALUE GROWTH, WITH A PREFERENCE TO LARGE CAP STOCKS. STOCK SELECTION IS BASED ON CRITERIA SUCH AS COMPANY VALUATION, BUSINESS CLIMATE, MARKET POSITIONING AND MANAGEMENT QUALITY/./
/4/ THIS FUND INVESTS PRIMARILY IN MAJOR SWISS COMPANIES. QUALITY CRITERIA USED FOR DETERMINING RELATIVE WEIGHTINGS OF COMPANIES INCLUDE: STRATEGIC ORIENTATION, STRENGTH OF MARKET POSITION, QUALITY OF MANAGEMENT, SOUNDNESS OF EARNINGS, GROWTH POTENTIAL AND POTENTIAL FOR IMPROVING SHAREHOLDER VALUE. THE INVESTMENT OBJECTIVE SEEKS TO PROVIDE RESULTS THAT ARE ALIGNED WITH THE SPI PERFORMANCE.
/5/ THIS FUND INVESTS IN SHARES OF COMPANIES LISTED IN SWITZERLAND AND INCLUDED IN THE SPI, MAINLY IN BLUE CHIP STOCKS.
/6/ THIS FUND INVESTS IN SHARES OF SWISS COMPANIES. IT WEIGHTS INDIVIDUAL SECTORS RELATIVE TO THE SPI ON THE BASIS OF THEIR EXPECTED RELATIVE PERFORMANCE. IT FOCUSES ON LIQUID BLUE-CHIP STOCKS.
/7 /THESE FUNDS ARE NOT AVAILABLE FOR U.S. RESIDENTS OR CITIZENS.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Correction: In the last two quarterly reports, the annual total return figures for iShares MSCI Switzerland were misstated. The figures presented above are correct.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)


               -------------------------------------------------
                                                           2006
               ------------------------------------------ ------
               PERFORMANCE IN SWISS FRANCS
               Swiss Performance Index (SPI)              20.67%
               Swiss Helvetia Fund
                Based on Net Asset Value                  20.56%
               CHANGE IN U. S. DOLLAR VS. SWISS FRANC     -7.38%
               PERFORMANCE IN U. S. DOLLARS
               SWISS HELVETIA FUND PERFORMANCE
                Based on Net Asset Value                  30.16%
                Based on Market Price                     37.64%
               S & P 500 Index                            15.79%
               MSCI EAFE Index                            26.34%
               Lipper European Fund Index (10 Largest)/1/ 32.23%
               Lipper European Fund Universe Average/1/   33.66%

SOURCES: CITIGROUP FUND SERVICES, LLC AND BLOOMBERG
/1/ BASED ON NET ASSET VALUE.

    The Swiss industrial sector continues to attract a strong inflow of foreign capital especially from the rest of Europe, be it private equity investors or investors taking a substantial stake in small to mid sized listed companies. Switzerland has strong know-how in financial services, pharmaceuticals and machinery. The first two areas have been "global" for a long time (as witnessed by the size of UBS, Credit Suisse, Novartis and Roche), but the industrial sector has not developed as quickly. While many corporations in that sector have substantial international sales, they have been active mostly in niche markets.

    The inflow of foreign money is pushing for merger and acquisition activity to take this knowledge to a larger global scale. This trend will support the valuation of the industrial sector and continue to make Switzerland, with the quality of its infrastructure and the skill level of its business elite, an interesting place to invest. The World Economic Forum recognized that fact when its report on global competitiveness, issued at the end of September, put Switzerland at the top of its list of the most competitive economies in the world.

OUTLOOK
    The globalization forces at play have been highly supportive for the world equity markets, with global trade accounting for a record level of global GDP. While it has kept inflation in goods and services at a relatively low level, it has put upside pressure on the prices of real estate and financial assets and, at the same time, kept real wage growth in developed countries at a very modest level. Political pressure on global trade and calls for more protectionism are potential risks for globalization, trends that could, in turn, negatively impact equity markets. Another underlying risk is the rebalancing of the global economy towards more savings in the US and more spending in the developing world, threatening the US dollar and bond market. This process is expected to unfold in the long run, however, and its effects should not be felt in 2007. The more immediate worry is investor complacency driven by a high level of liquidity and a hunt for yield, with the tendency to under price risk. While it is true that the debt market, with its high valuation, looks more overvalued than the equity market, an increase in the debt market's risk

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (concluded)

premium would substantially affect the equity market as well.

    Macro risks are again evident, as they were in the last two years, but in the absence of a short term catalyst, it is not possible to assess the timing of an adjustment that would be strong enough to trigger a sharp market correction. Of particular interest will be the action of central banks in the US and Europe, especially with regard to the impact of a monetary policy that is tighter than expected. On the other hand, if the central banks become less hawkish, the market might experience a reduction in the risk premiums of equities as compared to bonds.

    In this context, Management will continue its effort to control systematic risk and to have exposure to specific investment cases less dependent on global economic conditions. In terms of industry groups Management believes that in Switzerland, the sectors driven by the capital cycle (where there is supply constraint) will continue to benefit, with energy being an obvious candidate.

STOCK REPURCHASE PROGRAM
    Pursuant to authorization by the Board, the Fund began open market purchases of its common stock on the New York Stock Exchange ("NYSE") in 1999 and has continued purchases in each subsequent year. The principal purpose of the stock repurchase program is to enhance stockholder value by increasing the Fund's net asset value per share without creating a meaningful adverse effect upon the Fund's expense ratio. The Board has authorized the Fund to repurchase up to 500,000 shares during 2007. During the year ended December 31, 2006, the Fund repurchased and retired 430,800 shares at an average price of $17.53 per share (including brokerage commissions) and a weighted average discount of 10.25%. These repurchases, which had a total cost of $7,550,175, resulted in an increase of $843,650 to the Fund's net asset value.

Sincerely,

/s/ Rodolphe E. Hottinger

Rodolphe E. Hottinger
PRESIDENT AND CHIEF EXECUTIVE OFFICER

/s/ Rudolf Millisits

Rudolf Millisits
SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

December 31, 2006

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Certain Information Concerning Directors (Unaudited)

    The following tables set forth certain information about each person currently serving as a Director of the Fund, including his beneficial ownership of Common Stock of the Fund. All information presented in the tables is as of December 31, 2006. Information is presented separately with respect to Directors who have been determined to be non-interested Directors and Directors who are interested Directors under the Investment Company Act of 1940, as amended.

                                                CLASS I INTERESTED DIRECTOR
                                                (TERM WILL EXPIRE IN 2007)
---------------------------------------------------------------------------------------------------------------------------
     NAME,        POSITION(S)  TERM OF OFFICE                PRINCIPAL                OTHER DIRECTORSHIPS SHARES AND DOLLAR
    ADDRESS        WITH FUND   AND LENGTH OF               OCCUPATION(S)               HELD BY DIRECTOR       RANGE OF
     & AGE                      TIME SERVED     DURING AT LEAST THE PAST FIVE YEARS                         COMMON STOCK
                                                                                                            BENEFICIALLY
                                                                                                              OWNED AT
                                                                                                          DEC. 31, 2006/1/
---------------------------------------------------------------------------------------------------------------------------
 Mr. Alexandre     Director    Director from   Senior Advisor to the Hottinger Group         None                793
 de Takacsy/2/                    1987 to      and President of Hottinger U.S., Inc.                       $10,001-$50,000
   Financiere                   February 8,    until December 2004; Vice Chairman of
   Hottinguer                  1994 and since   the Board, Director, President and
43, rue Taitbout               September 17,    Secretary: Hottinger Capital Corp.;
  75009 Paris                      1998.      Retired Senior Executive: Royal Bank of
     France                                                   Canada.
     Age 77
---------------------------------------------------------------------------------------------------------------------------
                                              CLASS I NON-INTERESTED DIRECTOR
                                                (TERM WILL EXPIRE IN 2007)
---------------------------------------------------------------------------------------------------------------------------
     NAME,        POSITION(S)  TERM OF OFFICE                PRINCIPAL                OTHER DIRECTORSHIPS SHARES AND DOLLAR
    ADDRESS        WITH FUND   AND LENGTH OF               OCCUPATION(S)               HELD BY DIRECTOR       RANGE OF
     & AGE                      TIME SERVED     DURING AT LEAST THE PAST FIVE YEARS                         COMMON STOCK
                                                                                                            BENEFICIALLY
                                                                                                              OWNED AT
                                                                                                          DEC. 31, 2006/1/
---------------------------------------------------------------------------------------------------------------------------
 Mr. Jean-Marc     Director;   Director since    Former CEO, Tornes-Bechler S.A.,            None               1,200
    Boillat      Member of the     2005.       Moutier; Ambassador of Switzerland in                       $10,001-$50,000
   Les Gradas     Governance/                  various countries, including Lebanon,
     47120        Nominating                      Cyprus, Angola, Mozambique and
 Villeneuve de     Committee                                Argentina.
  Duras France    since 2005.
     Age 65
---------------------------------------------------------------------------------------------------------------------------

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Certain Information Concerning Directors (Unaudited) (continued)

                                                    CLASS I NON-INTERESTED DIRECTOR
                                                       (TERM WILL EXPIRE IN 2007)
----------------------------------------------------------------------------------------------------------------------
    NAME,       POSITION(S)   TERM OF OFFICE                 PRINCIPAL                       OTHER DIRECTORSHIPS
   ADDRESS       WITH FUND    AND LENGTH OF                OCCUPATION(S)                      HELD BY DIRECTOR
    & AGE                      TIME SERVED      DURING AT LEAST THE PAST FIVE YEARS



-----------------------------------------------------------------------------------------------------------------------
Mr. Claude W.    Director;    Director since  President of the Swiss Parliament from    Chairman of the Board: Infra
     Frey      Member of the      1995.      1994 to 1995; the President of the Swiss  Tunnel SA (Marin); Beton Frais
   Clos 108     Governance/                    Police Academy (Neuchatel) from 1996       SA (Marin); Member of the
2012 Auvernier   Nominating                   to 2003; Member of the Swiss Parliament    Board: Dexia Banque Privee
 Switzerland     Committee                       from 1979 to 2003; Parliamentary         (Suisse), Zurich; SCCM SA
    Age 63      since 2002.                      Assembly of the Council of Europe      (Crans-Montana); Dexia Public
                                                  (Strasbourg) from 1996 to 2004;        Finance (Geneva); Racemark
                                                Executive Board of the "North-South        Industries SA (Couvet);
                                             Centre" (Lisbon) since 1999; President of    President of the Steering
                                                the National Committee for Foreign       Committee of InterNutrition
                                             Affairs from 2001 to 2003 (Vice President    (Zurich); Chairman of the
                                                from 1991 to 2001); Chairman of the    Executive Board of the "North-
                                                Board: Berun Frais SA (Marin) since        South Centre" (Lisbon);
                                                  2002; Federation of Swiss Food           Chairman of the Federal
                                               Industries (Berne) from 1991 to 2001;       Committee for Employee
                                                  Association of Swiss Chocolate           Pension Plans (Berne).
                                             Manufacturers (Berne) from 1991 to 2000;
                                              Swiss Association of Biscuits and Sugar
                                               Confectioners Industries (Berne) from
                                                1991 to 2000; Vice Chairman of the
                                               Board: Federation of Swiss Employers'
                                              Association (Zurich) from 1997 to 2001.
-----------------------------------------------------------------------------------------------------------------------
 Mr. Eric R.   Director; Vice Director since      Chairman of the Board: Societe        Vice Chairman of the Board of
    Gabus         Chairman        1987.        Neuchateloise de Presse and L'Express         Fondation Denis de
St. Dominique      (Non-                       Communication (Neuchatel) until 2002.      Rougement pour l'Europe,
    Villa        Executive)                                                               Geneva since 1980; Deputy
  Chemin de     since 1994;                                                                Chairman: CSFB (London)
 Carnaches 17   Chairman of                                                              until 1986; Executive Vice
1815 Clarens/       the                                                                President of Nestle until 1982.
      VD        Governance/
 Switzerland     Nominating
    Age 79       Committee
               since 2002 and
               Member of the
                 Litigation
                 Committee
                from 2001 to
                   2003.
-----------------------------------------------------------------------------------------------------------------------


------------------
SHARES AND DOLLAR
    RANGE OF
  COMMON STOCK
  BENEFICIALLY
    OWNED AT
DEC. 31, 2006/1/
-----------------
      1,814
 $10,001-$50,000




















-----------------
      1,000
 $10,001-$50,000














-----------------

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Certain Information Concerning Directors (Unaudited) (continued)

                                                    CLASS II NON-INTERESTED
                                                           DIRECTOR
                                                  (TERM WILL EXPIRE IN 2008)
--------------------------------------------------------------------------------------------------------------------------------
      NAME,         POSITION(S)    TERM OF OFFICE        PRINCIPAL                 OTHER DIRECTORSHIPS         SHARES AND DOLLAR
     ADDRESS         WITH FUND     AND LENGTH OF       OCCUPATION(S)                HELD BY DIRECTOR               RANGE OF
      & AGE                         TIME SERVED   DURING AT LEAST THE PAST                                       COMMON STOCK
                                                         FIVE YEARS                                              BENEFICIALLY
                                                                                                                   OWNED AT
                                                                                                               DEC. 31, 2006/1/
--------------------------------------------------------------------------------------------------------------------------------
   Mr. Paul R.       Director;     Director since   Of Counsel of Salans        Chairman of the Board and           9,902
  Brenner Esq.      Chairman of       December     (law firm) since July         Director: Harry Limited        over $100,000
  25 Moore Road      the Audit         2002.       1996; Paul R. Brenner,      (Private Investment Company
   Bronxville,       Committee                     Attorney-at-Law since    ("P.I.C.")); MFGAT, Inc. (P.I.C.);
    New York        since 2006;                    June 1993; Counsel to       Strelsau, Inc. (P.I.C.); MG
      10708        Member of the                   the Fund from 1994 to        Management Corp. (P.I.C.);
     Age 64          Governance                     2002; Partner: Kelly        Marango Capital Management
                     Committee                     Drye & Warren LLP (law        Corp. (P.I.C.); Quercus
                  since 2005; and                 firm) from 1976 to 1993.      Foundation, Inc. (Private
                   Secretary from                                              Foundation); Highstead Fund,
                   1987 to 2002.                                              Inc. (Private Foundation); and
                                                                               Director and Senior Trustee:
                                                                               The Louis Calder Foundation
                                                                                  (Private Foundation).
--------------------------------------------------------------------------------------------------------------------------------
   Mr. Didier        Director;     Director since    Honorary Chairman:          Director: Fleury Michon            2,303
     Pineau-       Member of the       1999.       Schneider Electric SA         (France); AFEP (France);      $10,001-$50,000
   Valencienne         Audit                            (industrial               Wendel Investissements
   c/o SABARD        Committee                      conglomerate) since        (formerly Compagnie Generale
 Private Equity   since 1999; the                  1999; Chairman of the     d'Industrie et de Participations
Partners, 24/32,    Governance/                       Board and CEO of          (CGIP)) from 1996 to 2005;
 Rue Jean Goujon     Nominating                    Schneider Electric SA      Member of the Board of Pernod
   75008 Paris       Committee                          (industrial            Ricard since 2003; Member of
     France        since 2002 and                 conglomerate) from 1981          Supervisory Board of
     Age 75        the Litigation                   until February 1999;       AXA-UAP (France) (insurance)
                     Committee                     Chairman of AFEP from         from 1998 to March 2001;
                    from 2001 to                     1999 to 2001; Vice         Member of Advisory Board:
                       2003.                         Chairman of Credit        Booz Allen & Hamilton (USA)
                                                    Suisse First Boston         from 1997 to December 30,
                                                      (Europe) Limited          2002; Member of LAGARDERE
                                                    (investment banking)       (France) (holding company).
                                                     from 1999 to 2002;
                                                  Senior Advisor of Credit
                                                    Suisse First Boston
                                                    since 2002; Partner,
                                                   SAGARD Private Equity
                                                     Partners (France).
--------------------------------------------------------------------------------------------------------------------------------
  Mr. Samuel B.      Director;     Director since  Senior Vice President       Former member and President          3,108
 Witt, III, Esq.      Chairman         1987.        and General Counsel:         of the Virginia Military      $50,001-$100,000
  1802 Bayberry        (Non-                       Stateside Associates,       Institute Board of Visitors;
Court, Suite 401, executive) since                Inc. from 1993 to 2004;       Trustee: The Williamsburg
    Richmond,      2006; Chairman                   Senior Consultant to       Investment Trust (registered
    Virginia        of the Audit                   Stateside Associates,      investment company); Trustee,
   23226-3767        Committee                      Inc. from June 1 to             George C. Marshall
     Age 71         from 1993 to                     December 31, 2004;            Foundation; Trustee,
                  2005 and of the                   Samuel B. Witt, III,        University of Virginia Law
                     Litigation                    Attorney-at-Law, since      School Foundation; Director,
                     Committee                          August 1993.             Gateway Homes, Inc.; and
                    from 2001 to                                              Director, College Orientation
                     2003; and                                                          Workshop.
                   Member of the
                    Governance/
                     Nominating
                     Committee
                    since 2002.
--------------------------------------------------------------------------------------------------------------------------------

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Certain Information Concerning Directors (Unaudited) (continued)


                                                  CLASS III INTERESTED DIRECTOR
                                                   (TERM WILL EXPIRE IN 2009)
---------------------------------------------------------------------------------------------------------------------------------
     NAME,        POSITION(S)  TERM OF OFFICE            PRINCIPAL                    OTHER DIRECTORSHIPS       SHARES AND DOLLAR
    ADDRESS        WITH FUND   AND LENGTH OF           OCCUPATION(S)                   HELD BY DIRECTOR             RANGE OF
     & AGE                      TIME SERVED    DURING AT LEAST THE PAST FIVE                                      COMMON STOCK
                                                           YEARS                                                  BENEFICIALLY
                                                                                                                    OWNED AT
                                                                                                                DEC. 31, 2006/1/
---------------------------------------------------------------------------------------------------------------------------------
    Mr. Paul       Director;   Director since  General Partner: Hottinger et      Director: Drouot Securite;       327,451/3/
 Hottinguer/2/    Chairman of      1987.      Cie (Zurich); President: Gaspee         Member: Conseil de          over $100,000
Hottinger et Cie the Board of                    (real estate) since 1992;        Surveillance Credit Suisse
Dreikonigstrasse   Directors                   Financiere Hottinguer (holding     Hottinguer; Societe pour le
       55         1989-2006;                  company) since 1990; Financiere      Financement de Bureaux et
  8027 Zurich        Chief                    Provence Participations (venture  d'Usines Sofibus (real estate).
  Switzerland      Executive                   capital firm) since 1990; AXA
     Age 64      Officer from                     International Obligation
                 1989 to 2002.                 (finance) since 1996; Managing
                                                Director: Intercom (holding
                                                 company) since 1984; Vice
                                              Chairman of the Board, Director
                                                  and Member of Investment
                                                Committee: Hottinger Capital
                                                    Corp; Administrator:
                                              Investissement Provence SA since
                                                1989; Finaxa (finance) since
                                              1982; Permanent Representative:
                                                Credit Suisse Hottinguer to
                                              Provence International (publicly
                                              held French mutual fund); Credit
                                               Suisse Hottinguer to CS Oblig
                                               Euro Souverain (mutual fund);
                                                Financiere Hottinguer to CS
                                               Institutions Monetaire (mutual
                                                  fund) from 1990 to 2002;
                                                Financiere Hottinguer to CS
                                               Court Terme (mutual fund) from
                                              1990 to 2002; Censor - Provence
                                                Europe (mutual fund); Credit
                                              Suisse Hottinguer to PPC; Credit
                                              Suisse Hottinguer to Croissance
                                                Britannia (investment fund);
                                                Credit Suisse Hottinguer to
                                               Harwanne Allemagne; Director:
                                                 Hottinger U.S., Inc. until
                                                       December 2004.
---------------------------------------------------------------------------------------------------------------------------------
  Mr. Michael      Director;   Director since    Partner of Brown Brothers           Director of American             2,000
  Kraynak, Jr.   Member of the     2005.        Harriman & Co.; Member, BBH         Australian Association;      $10,001-$50,000
  401 Mountain       Audit                        Trust Company Investment       Chairman, Finance Committee;
     Avenue        Committee                             Committee.              Member, Executive Committee;
   Ridgewood,     since 2006;                                                       President of the Robert
   New Jersey    Member of the                                                    Brunner Foundation (private
     07450        Governance/                                                     foundation); Trustee of the
     Age 76       Nominating                                                      Ridgecrest Senior Citizens
                   Committee                                                         Housing Corp.; Former
                  since 2005                                                     Member of the Ridgewood (NJ)
                                                                                  Financial Advisory Council;
                                                                                 Former Director: Yale Alumni
                                                                                 Association of Bergen County.
---------------------------------------------------------------------------------------------------------------------------------

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Certain Information Concerning Directors (Unaudited) (concluded)


                                               CLASS III NON-INTERESTED DIRECTORS
                                                   (TERM WILL EXPIRE IN 2009)
---------------------------------------------------------------------------------------------------------------------------------
     NAME,        POSITION(S)   TERM OF OFFICE            PRINCIPAL                   OTHER DIRECTORSHIPS       SHARES AND DOLLAR
    ADDRESS        WITH FUND    AND LENGTH OF           OCCUPATION(S)                  HELD BY DIRECTOR             RANGE OF
     & AGE                       TIME SERVED    DURING AT LEAST THE PAST FIVE                                     COMMON STOCK
                                                            YEARS                                                 BENEFICIALLY
                                                                                                                    OWNED AT
                                                                                                                DEC. 31, 2006/1/
---------------------------------------------------------------------------------------------------------------------------------
 Mr. Stephen K.    Director;    Director since   Senior Counsel of Sullivan &       Director: Pioneer Funds          19,217
   West, Esq.    Member of the      1995.      Cromwell LLP since 1997; Partner      (registered investment       over $100,000
   Sullivan &     Governance/                   of Sullivan Cromwell from 1964     company) (52 portfolios);
  Cromwell LLP     Nominating                              to 1996.                 AMVESCAP PLC (investment
125 Broad Street   Committee                                                      manager) from 1999 to 2005;
 New York, New   since 2002 and                                                   First ING Insurance Company
   York 10004    Member of the                                                   of New York from 1983 to 2001;
     Age 78          Audit                                                            Winthrop Focus Funds
                   Committee                                                         (registered investment
                 since 1996 and                                                   company) from 1988 to 1997;
                     of the                                                        ING America Holdings, Inc.
                   Litigation                                                     (insurance and broker-dealer
                   Committee                                                     holding company) from 1988 to
                  from 2001 to                                                     1998; Dresdner RCM Global
                     2003.                                                        Strategic Income Fund, Inc.
                                                                                     (registered investment
                                                                                  company) from 1997 to 2002.
---------------------------------------------------------------------------------------------------------------------------------

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Certain Information Concerning Executive Officers (Unaudited)

    The following table sets forth certain information about each person currently serving as an Executive Officer of the Fund, including his beneficial ownership of Common Stock of the Fund. All information presented in the table is as of December 31, 2006.

                                       EXECUTIVE OFFICERS
------------------------------------------------------------------------------------------------
        NAME,            POSITION(S)                  PRINCIPAL                    SHARES OF
       ADDRESS            WITH FUND                 OCCUPATION(S)                COMMON STOCK
        & AGE                            DURING AT LEAST THE PAST FIVE YEARS     BENEFICIALLY
                                                                                   OWNED AT
                                                                                DEC. 31, 2006/1/
------------------------------------------------------------------------------------------------
   Mr. Rodolphe E.      President and   Managing Partner of Hottinger et Cie       346,723/3/
     Hottinger/2/      Chief Executive     (Zurich) since 1987; President:       Over $100,000
   Hottinger et Cie        Officer      Financiere Hottinger Paris; Hottinger
 3 Place des Bergues                     Capital, S.A. (Geneva) (investment
       C.P. 395                         company) since 2000; Hottinger & Co.
    CH-1201 Geneva                       Ltd, UK (investment advisor) since
     Switzerland                       2001; and Emba, NV (investment company)
                                       since 1990; Vice Chairman of the Board,
        Age 50                          Director, Chief Executive Officer and
                                           Member of Investment Committee:
                                        Hottinger Capital Corp. ("HCC") since
                                        1994; Director: Hottinger U.S., Inc.
                                                until December 2004.
------------------------------------------------------------------------------------------------
 Mr. Rudolf Millisits    Senior Vice    Director of HCC since December 2000;         7,974
         HCC             President,     Chief Operating Officer of HCC since     Over $100,000
  1270 Avenue of the    Treasurer and       December 1998; Executive Vice
       Americas        Chief Financial President, Portfolio Manager, Member of
      Suite 400            Officer         Investment Committee and Chief
  New York, New York                       Compliance Officer of HCC since
        10020                          September 1994; Assistant Secretary of
                                        HCC since August 1995; Chairman, CEO,
        Age 48                          Director of Hottinger U.S., Inc since
                                           December 2004; President, CFO:
                                         Hottinger Brothers LLC since 2004;
                                       Executive Vice President and Assistant
                                       Secretary of Hottinger U.S., Inc. until
                                                   December 2004.
------------------------------------------------------------------------------------------------
Mr. Philippe R. Comby, Vice President   Director of HCC since September 2005;        2,834
       CFA, FRM                        Senior Vice President: HCC since 2002;   $50,001-$100,000
         HCC                             Chief Investment Officer and Senior
  1270 Avenue of the                    Vice President of Hottinger Brothers
       Americas                        LLC since 2004; President, Director and
      Suite 400                         Secretary: Hottinger U.S., Inc. since
  New York, New York                   December 2004; First Vice President of
        10020                           HCC from 1998 to 2002; Vice President
                                        of Hottinger U.S., Inc until December
        Age 40                         2004; Treasurer: HCC since 1997. Member
                                        of Investment Committee of HCC since
                                                        1996.
------------------------------------------------------------------------------------------------
Mr. Edward J. Veilleux Vice President   President EJV Financial Services LLC         2,273
EJV Financial Services  and Secretary   (investment company consulting) since   $10,001-$50,000
         LLC                            May 2002; Director of Deutsche Asset
  5 Brook Farm Court                   Management from 1999 to 2002; Principal
Hunt Valley, Maryland                    of BT Alex. Brown Incorporated from
        21030                          1989 to 1999; Executive Vice President,
                                        Investment Company Capital Corp. from
        Age 63                         1987 to 2002; Senior Vice President of
                                         Old Mutual Advisor Funds (formerly
                                       known as the PBHG Funds) since January
                                                        2005.
------------------------------------------------------------------------------------------------

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Certain Information Concerning Executive Officers (Unaudited) (concluded)

                                    EXECUTIVE OFFICERS
-------------------------------------------------------------------------------------------
        NAME,         POSITION(S)                PRINCIPAL                    SHARES OF
       ADDRESS         WITH FUND               OCCUPATION(S)                COMMON STOCK
        & AGE                       DURING AT LEAST THE PAST FIVE YEARS     BENEFICIALLY
                                                                              OWNED AT
                                                                           DEC. 31, 2006/1/
-------------------------------------------------------------------------------------------
Mr. Peter R. Guarino,   Chief          Managing Director of Foreside            None
        Esq.          Compliance   Compliance Services, LLC since 2004;
 Foreside Compliance   Officer    Independent Compliance Consultant from
    Services, LLC                    2002 to 2004; General Counsel and
 Two Portland Square                Global Compliance Director, MiFund,
Portland, Maine 04101              Inc. (mutual fund services) from 2000
                                                 to 2002.
       Age 49
-------------------------------------------------------------------------------------------

1ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (15 PERSONS) OWNED 728,592
 SHARES WHICH CONSTITUTES APPROXIMATELY 3.0% OF THE OUTSTANDING COMMON STOCK OF THE FUND. SHARE NUMBERS IN THIS ANNUAL REPORT HAVE BEEN ROUNDED TO THE NEAREST WHOLE SHARE.
2INDICATES "INTERESTED PERSON," AS DEFINED IN THE INVESTMENT COMPANY ACT OF
 1940, AS AMENDED (THE "1940 ACT"). PAUL HOTTINGUER AND RODOLPHE E. HOTTINGER ARE "INTERESTED PERSONS" BECAUSE OF THEIR AFFILIATION WITH HOTTINGER ET CIE (ZURICH) AND AS, CONTROLLING PERSONS OF HCC, THE FUND'S INVESTMENT ADVISOR. ALEXANDRE DE TAKACSY IS AN "INTERESTED PERSON" BECAUSE OF HIS CURRENT POSITIONS WITH HCC.
3HOTTINGER ET CIE (ZURICH), A PARTNERSHIP, OWNS 143,305 SHARES OF THE FUND, HCC
 OWNS 140,307 SHARES OF THE FUND, HOTTINGER TREUHAND AG OWNS 9,823 SHARES OF THE FUND AND HOTTINGER BANK & TRUST LIMITED, NASSAU OWNS 34,016 SHARES OF THE FUND. PAUL HOTTINGUER AND RODOLPHE E. HOTTINGER ARE CONTROLLING PARTNERS OF HOTTINGER ET CIE (ZURICH) AND CONTROLLING STOCKHOLDERS AND DIRECTORS OF HCC AND HOTTINGER TREUHAND AG AND THEREFORE SHARE VOTING AND INVESTMENT POWER OVER THE 327,451 SHARES OF THE FUND OWNED BY HOTTINGER ET CIE (ZURICH), HCC, HOTTINGER TREUHAND AG AND HOTTINGER BANK & TRUST LIMITED, NASSAU. IN ADDITION, RODOLPHE E. HOTTINGER AND HIS CHILDREN DIRECTLY OWN 18,533 SHARES OF THE FUND.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Review of Operations (Unaudited)

Trading activity for the year ended December 31, 2006 involved changes in the following positions:

--------------------------------------------------------------------------------
NEW INVESTMENTS BY THE FUND
--------------------------------------------------------------------------------

Barry Callebaut AG
Basilea Pharmaceutica
EFG International
Julius Baer Holding AG
Kudelski SA
Speedel Holding AG
Swiss Life Holding

--------------------------------------------------------------------------------
ADDITIONS TO EXISTING INVESTMENTS
--------------------------------------------------------------------------------

Actelion Ltd.
Adecco SA
BKW FMB Energie AG
Centralschweizerische Kraftwerke
Galenica Holding AG
Jelmoli Holding AG
Lindt & Sprungli AG
Phonak Holding AG
Schmolz and Bickenbach AG
Sika AG

--------------------------------------------------------------------------------
SECURITIES DISPOSED OF
--------------------------------------------------------------------------------

Berna Biotech AG
Elektrizitaets-Gesellschaft Laufenburg AG
IsoTis SA
Kuehne & Nagel International AG
Logitech International SA
OZ Holding AG
SGS Societe Generale de Surveillance Holding SA
Swiss Reinsurance Company
Swisslog Holding AG

--------------------------------------------------------------------------------
REDUCTIONS IN EXISTING INVESTMENTS
--------------------------------------------------------------------------------

ABB Ltd.
Advanced Digital Broadcast Holdings SA
Bank Sarasin & Cie AG
Belimo Holding AG
Compagnie Financiere Richemont AG, Class A
Credit Suisse Group
Inficon Holding AG
Nestle SA
Novartis AG
Precious Woods Holding AG
Roche Holding AG
Sulzer AG
Swatch Group AG
Syngenta AG
Zurich Financial Services AG

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

           Schedule of Investments                 December 31, 2006


                                                               Percent
          No. of                                               of Net
          Shares             Security                Value     Assets
          ------------------------------------------------------------
          COMMON STOCKS -- 107.98%

          BANKS -- 16.86%

              530 BANK SARASIN & CIE AG
                  REGISTERED SHARES               $  1,668,977   0.33%
                  Offers private banking, asset
                  management, investment
                  advisory, and institutional
                  banking services.
                  (Cost $1,184,730)

          380,000 CREDIT SUISSE GROUP/2/
                  REGISTERED SHARES                 26,538,052   5.28%
                  A global diversified financial
                  service company with large
                  activity in private banking,
                  investment banking, asset
                  management and insurance
                  service.
                  (Cost $12,095,927)

          100,000 EFG INTERNATIONAL/1/
                  REGISTERED SHARES                  3,764,234   0.75%
                  Holding company of EFG Bank.
                  The Bank offers private banking
                  and asset management services.
                  (Cost $3,249,443)

          870,000 UBS AG/2/
                  REGISTERED SHARES                 52,775,866  10.50%
                  A global diversified financial
                  service company with large
                  activity in private banking,
                  investment banking, and asset
                  management.
                  (Cost $7,403,841)
                                                  ------------  -----
                                                    84,747,129  16.86%

                                                                 Percent
        No. of                                                   of Net
        Shares               Security                  Value     Assets
        ----------------------------------------------------------------

        BASIC RESOURCES -- 2.88%

         93,236 PRECIOUS WOODS HOLDING AG/1/
                REGISTERED SHARES                   $  6,644,984  1.32%
                Through subsidiaries, manages
                tropical forests using ecologically
                sustainable forest management
                methods. Harvests tropical trees
                and processes them into lumber.
                (Cost $8,284,983)

        103,960 SCHMOLZ AND BICKENBACH AG
                REGISTERED SHARES                      7,839,369  1.56%
                Manufactures industrial and
                construction steel.
                (Cost $3,313,494)
                                                    ------------  ----
                                                      14,484,353  2.88%

        BIOTECHNOLOGY -- 13.66%

        132,931 ACTELION LTD./1,2/
                REGISTERED SHARES                     29,184,491  5.80%
                Biotechnology company that
                develops and markets synthetic
                small-molecule drugs against
                diseases related to the
                endothelium.
                (Cost $17,871,161)

        156,200 BASILEA PHARMACEUTICA/1,2/
                REGISTERED SHARES                     27,255,346  5.42%
                Conducts research into the
                development of drugs for the
                treatment of infectious diseases
                and dermatological problems.
                (Cost $21,602,082)

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

           Schedule of Investments (continued)     December 31, 2006

                                                                Percent
         No. of                                                 of Net
         Shares              Security                 Value     Assets
         --------------------------------------------------------------
         COMMON STOCKS -- (CONTINUED)

         BIOTECHNOLOGY -- (CONTINUED)

          91,903 SPEEDEL HOLDING AG/1/
                 REGISTERED SHARES                 $ 12,271,802   2.44%
                 Researches and develops
                 therapies for cardiovascular and
                 metabolic diseases
                 (Cost $12,765,588)
                                                   ------------  -----
                                                     68,711,639  13.66%

         CHEMICALS -- 3.54%

          95,931 SYNGENTA AG
                 REGISTERED SHARES                   17,815,645   3.54%
                 Produces herbicides, insecticides
                 and fungicides, and seeds for
                 field crops, vegetables, and
                 flowers.
                 (Cost $7,696,272)
                                                   ------------  -----
                                                     17,815,645   3.54%

         CONSTRUCTION & MATERIALS -- 1.83%
           1,141 BELIMO HOLDING AG
                 REGISTERED SHARES                    1,121,652   0.22%
                 World market leader in damper
                 and volume control actuators for
                 ventilation and air-conditioning
                 equipment.
                 (Cost $231,391)

           5,220 SIKA AG/1/
                 BEARER SHARES                        8,082,084   1.61%
                 Leading producer of construction
                 chemicals.
                 (Cost $2,806,198)
                                                   ------------  -----
                                                      9,203,736   1.83%

                                                               Percent
         No. of                                                of Net
         Shares              Security                Value     Assets
         -------------------------------------------------------------

         FINANCIAL SERVICES -- 3.71%

         169,600 JULIUS BAER HOLDING AG/2/
                 REGISTERED SHARES                $ 18,645,302   3.71%
                 Offers private banking,
                 institutional asset management,
                 mutual fund, securities
                 brokerage, and corporate finance
                 services.
                 (Cost $16,454,035)
                                                  ------------  -----
                                                    18,645,302   3.71%

         FOOD & BEVERAGES -- 14.84%

           2,690 BARRY CALLEBAUT AG/1/
                 REGISTERED SHARES                   1,355,247   0.27%
                 Manufactures cocoa, chocolate,
                 and confectionary products.
                 (Cost $1,423,307)

             340 LINDT & SPRUNGLI AG
                 REGISTERED SHARES                   8,550,832   1.70%
                 Major manufacturer of premium
                 Swiss chocolates.
                 (Cost $1,977,813)

         182,500 NESTLE SA/2/
                 REGISTERED SHARES                  64,735,398  12.87%
                 Largest food and beverage
                 processing company in the world.
                 (Cost $10,683,769)
                                                  ------------  -----
                                                    74,641,477  14.84%

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

           Schedule of Investments (continued)     December 31, 2006

                                                                 Percent
        No. of                                                   of Net
        Shares               Security                  Value     Assets
        ----------------------------------------------------------------
        COMMON STOCKS -- (CONTINUED)

        INDUSTRIAL GOODS & SERVICES -- 6.13%

        467,457 ABB LTD.
                REGISTERED SHARES                   $  8,367,277  1.66%
                The holding company for ABB
                Group which is one of the largest
                electrical engineering firms in the
                world.
                (Cost $3,109,639)

        232,000 ADECCO SA
                REGISTERED SHARES                     15,822,069  3.15%
                Leading personnel and temporary
                employment company.
                (Cost $12,120,878)

          6,440 INFICON HOLDING AG
                REGISTERED SHARES                      1,012,927  0.20%
                Manufactures and markets
                vacuum instruments used to
                monitor and control production
                processes. Manufactures on-site
                chemical detection and
                monitoring system.
                (Cost $581,616)

          4,946 SULZER AG
                REGISTERED SHARES                      5,619,810  1.12%
                Manufactures and sells surface
                coatings, pumps, and process
                engineering equipment.
                (Cost $1,609,155)
                                                    ------------  ----
                                                      30,822,083  6.13%

                                                                  Percent
       No. of                                                     of Net
       Shares                Security                   Value     Assets
       ------------------------------------------------------------------

       INSURANCE -- 3.86%

        44,500 SWISS LIFE HOLDING/1/
               REGISTERED SHARES                     $ 11,127,734  2.21%
               Offers financial services including
               life and property insurance,
               institutional investment
               management, and private
               banking services.
               (Cost $8,286,281)

        30,800 ZURICH FINANCIAL SERVICES AG
               REGISTERED SHARES                        8,275,907  1.65%
               Offers property, accident, health,
               automobile, liability, financial risk
               and life insurance and retirement
               products.
               (Cost $4,969,378)
                                                     ------------  ----
                                                       19,403,641  3.86%

       MEDICAL TECHNOLOGY -- 0.51%

        32,205 PHONAK HOLDING AG
               REGISTERED SHARES                        2,559,093  0.51%
               Designs and produces analog
               and digital hearing aids.
               (Cost $1,100,139)
                                                     ------------  ----
                                                        2,559,093  0.51%

       PERSONAL & HOUSEHOLD GOODS -- 1.71%

        20,950 ADVANCED DIGITAL BROADCAST
               HOLDING SA/1/
               REGISTERED SHARES                        1,372,983  0.27%
               Develops equipment and systems
               to view and interact with digital
               TV broadcast through cable,
               satellite, and telecommunication
               networks.
               (Cost $1,352,807)

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

           Schedule of Investments (continued)     December 31, 2006

                                                               Percent
         No. of                                                of Net
         Shares              Security                Value     Assets
         -------------------------------------------------------------
         COMMON STOCKS -- (CONTINUED)

         PERSONAL & HOUSEHOLD GOODS -- (CONTINUED)

         100,084 COMPAGNIE FINANCIERE
                 RICHEMONT AG, CLASS A
                 BEARER SHARES                    $  5,821,221   1.16%
                 Manufactures and retails luxury
                 goods through subsidiaries.
                 Produces jewelry, watches,
                 leather goods, writing
                 instruments, and mens' and
                 womens' wear.
                 (Cost $3,328,765)

           6,367 SWATCH GROUP AG
                 BEARER SHARES                       1,404,370   0.28%
                 Manufactures finished watches,
                 movements and components.
                 Produces components necessary
                 to its eighteen watch brand
                 companies. Also operates retail
                 boutiques.
                 (Cost $859,824)
                                                  ------------  -----
                                                     8,598,574   1.71%

         PHARMACEUTICALS -- 25.04%

         969,000 NOVARTIS AG/2/
                 REGISTERED SHARES                  55,764,930  11.09%
                 One of the leading manufacturers
                 of branded and generic
                 pharmaceutical products. The
                 company also manufactures
                 nutrition products.
                 (Cost $10,880,355)

                                                                Percent
        No. of                                                  of Net
        Shares               Security                 Value     Assets
        ---------------------------------------------------------------

        PHARMACEUTICALS -- (CONTINUED)

        392,000 ROCHE HOLDING AG/2/
                DIVIDEND RIGHTS CERTIFICATES       $ 70,166,298  13.95%
                Worldwide pharmaceutical
                company.
                (Cost $7,529,739)
                                                   ------------  -----
                                                    125,931,228  25.04%

        RETAILERS -- 5.82%

         75,950 GALENICA HOLDING AG/2/
                REGISTERED SHARES                    21,232,029   4.22%
                Manufactures and distributes
                prescription and over-the-
                counter drugs, toiletries and
                hygiene products.
                (Cost $14,745,077)

          3,600 JELMOLI HOLDING AG
                BEARER SHARES                         8,065,864   1.60%
                Owns and operates department
                and retail stores and provides
                mail-order catalog and real estate
                leasing services.
                (Cost $6,678,168)
                                                   ------------  -----
                                                     29,297,893   5.82%

        TECHNOLOGY -- 1.23%

        165,000 KUDELSKI SA
                REGISTERED SHARES                     6,204,227   1.23%
                Designs and manufactures digital
                security products under the
                brand name 'Nagra'.
                (Cost $5,285,462)
                                                   ------------  -----
                                                      6,204,227   1.23%

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

           Schedule of Investments (concluded)     December 31, 2006

                                                                Percent
       No. of                                                   of Net
       Shares               Security                  Value     Assets
       -----------------------------------------------------------------
       COMMON STOCKS -- (CONTINUED)

       UTILITY SUPPLIERS -- 6.36%

       209,450 BKW FMB ENERGIE AG/2/
               REGISTERED SHARES                  $ 24,587,683    4.89%
               Produces electricity using
               nuclear, hydroelectric, solar,
               biomass and wind energy.
               (Cost $11,317,266)

        21,409 CENTRALSCHWEIZERISCHE
               KRAFTWERKE AG
               REGISTERED SHARES                     7,374,854    1.47%
               Supplies electric power, operates
               and maintains distribution
               network facilities, constructs and
               installs equipment, and offers
               consulting services to its clients
               (Cost $6,089,592)
                                                  ------------  ------
                                                    31,962,537    6.36%

               TOTAL COMMON STOCKS
               (Cost $228,888,175)*               $543,028,557  107.98%

               OTHER ASSETS LESS OTHER
               LIABILITIES, NET                    (40,213,455)  (7.98%)
                                                  ------------  ------

               NET ASSETS                         $502,815,102  100.00%
                                                  ============  ======

--------------------------------------------------------------------------------
/1/NON-INCOME PRODUCING SECURITY.
/2/ONE OF THE TEN LARGEST PORTFOLIO HOLDINGS.
*COST FOR FEDERAL INCOME TAX PURPOSES IS $229,190,458 AND NET UNREALIZED
 APPRECIATION (DEPRECIATION) CONSISTS OF:

                   GROSS UNREALIZED APPRECIATION  $316,720,282
                   GROSS UNREALIZED DEPRECIATION    (2,882,183)
                                                  ------------
                   NET UNREALIZED APPRECIATION    $313,838,099
                                                  ============

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

           Statement of Assets and Liabilities     December 31, 2006



ASSETS:
   Investments, at value (cost $228,888,175)........................................    $543,028,557
   Cash.............................................................................         561,741
   Foreign currency (cost $522,141).................................................         522,740
   Tax reclaims receivable..........................................................       1,469,634
   Prepaid expense..................................................................          29,318
                                                                                        ------------
     Total assets.................................................................       545,611,990
                                                                                        ------------
LIABILITIES:
   Capital gain distribution payable................................................      42,085,954
   Advisory fees payable (Note 2)...................................................         313,416
   Directors' fees and expenses.....................................................          92,791
   Accrued expenses and other.......................................................         304,727
                                                                                        ------------
     Total liabilities............................................................        42,796,888
                                                                                        ------------
     Net assets...................................................................      $502,815,102
                                                                                        ------------
COMPOSITION OF NET ASSETS:
   Paid in capital..................................................................     176,209,062
   Distributable earnings
     Distributions in excess of net investment income.....................    (155,222)
     Accumulated net realized gain from investment and foreign currency transactions.......................................................  12,562,188
     Net unrealized appreciation on investments and foreign currency...... 314,199,074
                                                                           -----------
     Total distributable earnings.................................................       326,606,040
                                                                                        ------------
Net assets............................................................................. $502,815,102
                                                                                        ------------
NET ASSET VALUE PER SHARE:
   ($502,815,102 / 24,397,655 shares outstanding, 50 million shares authorized).....    $      20.61
                                                                                        ============

--------------------------------------------------------------------------------
SEE NOTES TO FINANCIAL STATEMENTS.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

  Statement of Operations                 For the Year Ended December 31, 2006

INVESTMENT INCOME:
   Dividends (less foreign taxes withheld of $1,030,112).................... $  5,970,613
   Interest (less foreign taxes withheld of $263)...........................      146,880
                                                                             ------------
     Total income...........................................................    6,117,493
                                                                             ------------
EXPENSES:
   Investment advisory fees (Note 2)........................................    3,638,546
   Directors' fees & expenses...............................................      543,634
   Professional fees........................................................      303,065
   Administration fees......................................................      326,384
   Custody fees.............................................................      220,757
   Printing and shareholder reports.........................................      204,487
   Accounting fees..........................................................      108,235
   Compliance services fees.................................................       40,384
   Transfer agent fees......................................................       24,429
   Miscellaneous............................................................      277,230
                                                                             ------------
     Total expenses.........................................................    5,687,151
                                                                             ------------
     Net investment income..................................................      430,342
                                                                             ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY:
   Net realized gain from:
     Investment transactions................................................   54,274,788
     Foreign currency transactions..........................................       77,287
   Net change in unrealized appreciation/depreciation from:
     Investment transactions................................................   70,960,520
     Foreign currency translations..........................................      303,348
                                                                             ------------
     Net Realized and Unrealized Gain on Investments and Foreign Currency...  125,615,943
                                                                             ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS.................................. $126,046,285
                                                                             ============

--------------------------------------------------------------------------------
SEE NOTES TO FINANCIAL STATEMENTS.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Statements of Changes in Net Assets                           December 31, 2006


                                                                    For the           For the
                                                                  Year Ended        Year Ended
                                                               December 31, 2006 December 31, 2005
---------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income......................................   $    430,342      $  1,140,823
   Net realized gain (loss) from:
     Investment transactions..................................     54,274,788        37,161,885
     Foreign currency transactions............................         77,287          (670,310)
   Net change in unrealized appreciation/depreciation from:
     Investment transactions..................................     70,960,520        19,996,117
     Foreign currency translations............................        303,348        (1,564,407)
                                                                 ------------      ------------
   Net increase in net assets from operations.................    126,046,285        56,064,108
                                                                 ------------      ------------
DISTRIBUTIONS TO STOCKHOLDERS FROM:
   Net investment income and net realized gains from foreign
     currency transactions....................................       (685,681)         (514,998)
   Net realized capital gains.................................    (47,712,116)      (38,324,832)/1/
                                                                 ------------      ------------
     Total distributions to stockholders......................    (48,397,797)      (38,839,830)
                                                                 ------------      ------------
CAPITAL SHARE TRANSACTIONS:
   Value of shares issued in reinvestment of dividends and
     distributions............................................     12,903,159         7,643,488
   Value of shares repurchased through stock buyback..........     (7,550,175)       (6,568,476)
                                                                 ------------      ------------
   Total increase from capital share transactions.............      5,352,984         1,075,012
                                                                 ------------      ------------
   Total increase in net assets...............................     83,001,472        18,299,290
NET ASSETS:
   Beginning of year..........................................    419,813,630       401,514,340
                                                                 ------------      ------------
   End of period (including distributions in excess of net
     investment income of ($155,222) and undistributed net
     investment income of $470,513, respectively).............   $502,815,102      $419,813,630
                                                                 ============      ============

--------------------------------------------------------------------------------
/1/INCLUDES A REPORTING ADJUSTMENT OF $2,357 FOR SHORT-TERM CAPITAL GAINS AND
  $4,598 FOR LONG-TERM CAPITAL GAINS, WHICH WERE PROPERLY DISTRIBUTED IN THE PREVIOUS YEAR.
SEE NOTES TO FINANCIAL STATEMENTS.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Financial Highlights

                                                                                For the Years Ended December 31,
                                                                      ----------------------------------------------------
                                                                        2006      2005       2004       2003       2002
-------------------------------------------------------------------   --------  --------  --------   --------   --------
PER SHARE OPERATING PERFORMANCE:
   Net asset value at beginning of period............................ $  17.47  $  16.79  $  15.31   $  11.82   $  13.16
                                                                      --------  --------  --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (expenses in excess of income)..............  0.02/1/   0.05/1/     (0.01)     (0.01)     (0.02)
   Net realized and unrealized gain (loss) on investments/2/.........     5.14      2.24      2.41       4.24      (0.71)
                                                                      --------  --------  --------   --------   --------
   Total from investment operations..................................     5.16      2.29      2.40       4.23      (0.73)
                                                                      --------  --------  --------   --------   --------
   Gain from capital share repurchases...............................     0.03      0.04      0.02       0.02       0.02
   Capital charge resulting from the issuance of fund shares.........    (0.07)    (0.04)       --      (0.06)        --
                                                                      --------  --------  --------   --------   --------
LESS DISTRIBUTIONS:
   Dividends from net investment income and net realized gains from
    foreign currency transactions....................................    (0.03)    (0.02)    (0.10)     (0.14)     (0.06)
   Dividends in excess of net investment income......................       --        --     (0.01)        --      (0.01)
   Distributions from net realized capital gains.....................    (1.95)    (1.59)    (0.83)     (0.56)     (0.56)
                                                                      --------  --------  --------   --------   --------
   Total distributions...............................................    (1.98)    (1.61)    (0.94)     (0.70)     (0.63)
                                                                      --------  --------  --------   --------   --------
   Net asset value at end of period.................................. $  20.61  $  17.47  $  16.79   $  15.31   $  11.82
                                                                      ========  ========  ========   ========   ========
   Market value per share at end of period........................... $  19.10  $  15.31  $  14.95   $  12.92   $   9.64
                                                                      ========  ========  ========   ========   ========
TOTAL INVESTMENT RETURN/3/:
   Based on market value per share...................................    37.64%    13.11%    23.65%     41.76%     (4.46)%
   Based on net asset value per share................................    30.16%    14.92%    17.19%     37.00%     (6.92)%
RATIOS TO AVERAGE NET ASSETS:
   Expenses..........................................................     1.17%     1.19%     1.14%      1.30%      1.31%
   Net investment income (expenses in excess of income)..............     0.09%     0.27%    (0.08)%    (0.07)%    (0.14)%
SUPPLEMENTAL DATA:
   Net assets at end of period (000's)............................... $502,815  $419,814  $401,514   $368,986   $279,799
   Average net assets during period (000's).......................... $484,631  $415,074  $378,205   $306,563   $308,018
   Stockholders of record/4/.........................................      794       740       926        964      1,001
   Portfolio turnover rate...........................................       34%       37%       41%        89%        83%

--------------------------------------------------------------------------------
/1/CALCULATED USING THE AVERAGE SHARES METHOD.
/2/INCLUDES NET REALIZED AND UNREALIZED CURRENCY GAIN (LOSS).
/3/TOTAL INVESTMENT RETURN BASED ON MARKET VALUE DIFFERS FROM TOTAL INVESTMENT
   RETURN BASED ON NET ASSET VALUE DUE TO CHANGES IN THE RELATIONSHIP BETWEEN THE FUND'S MARKET PRICE AND ITS NET ASSET VALUE PER SHARE.
/4/NOT AUDITED BY DELOITTE & TOUCHE LLP.
SEE NOTES TO FINANCIAL STATEMENTS.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

A. ORGANIZATION
The Swiss Helvetia Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, closed-end investment management company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies.

The Fund may also acquire and hold equity and equity-linked securities of non-Swiss companies in the limited instance where: (1) the Fund holds an investment in a Swiss company, and (2) such Swiss company undergoes a merger, takeover, reorganization or other form of business combination with a non-Swiss issuer (a "reorganization"), or reorganizes (or "redomiciles") itself as a new corporate entity outside of Switzerland, and (3) the Fund, as a shareholder in the Swiss company, acquires equity or equity-linked securities in the non-Swiss issuer as a result of the transaction. The Fund would be permitted, but not required, to reacquire equity and equity-linked securities of Swiss companies that have redomiciled, so long as the Fund held an investment in the Swiss company at or before the time the company redomiciled.

B. VALUATION OF SECURITIES
The Fund values its investments at market value.

When valuing listed equity securities, the Fund uses the last sale price prior to the calculation of the Fund's net asset value. When valuing equity securities that are not listed or that are listed but have not traded, the Fund uses the mean between the bid and asked prices for that day.

When valuing fixed income securities, the Fund uses the last bid price prior to the calculation of the Fund's net asset value. If a current bid price is not available, the Fund uses the mean between the latest quoted bid and asked prices. When valuing fixed income securities that mature within sixty days, the Fund uses amortized cost.

It is the responsibility of the Fund's Board of Directors (the "Board") to establish fair valuation procedures. When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith in accordance with these procedures. The Fund may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value. There were no fair valued securities on December 31, 2006.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are recorded on the trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase with a specific offsetting transaction.

Dividend income, net of any foreign taxes withheld, is recorded on the ex-dividend date. Interest income, including amortization of premiums and accretion of discounts, is accrued daily. Estimated expenses are also accrued daily.

The Fund records Swiss withholding tax as a reduction of dividend income, net of any amount reclaimable from Swiss tax authorities in accordance with the tax treaty between the United States and Switzerland.

D. DISTRIBUTIONS
The Fund pays dividends at least annually to the extent it has any net investment income and net realized gains from foreign currency transactions and makes distributions of any net realized capital gains to the extent they exceed any capital loss carryforwards. The Fund determines the size and nature of these distributions in accordance with provisions of the Internal Revenue Code. Distributions may be paid either in cash or in stock with an option to take cash. The Fund records dividends and distributions on its books on the ex-dividend date.

E. FEDERAL INCOME TAXES
The Fund's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its stockholders. Therefore, no federal income tax provision is required.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)


Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. See Note 5 for Federal income tax treatment of foreign currency gain/losses.

F. SECURITIES LENDING INCOME
The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive amounts equivalent to the dividends paid on these securities and to participate in any changes in their market value. For the initial transaction, the Fund requires the borrowers of the securities to establish collateral with the Fund in the form of cash and/or government securities equal to 105% of the value of the securities loaned. Subsequent to the initial transaction, the Fund requires the borrowers to maintain collateral with the Fund equal to 100% of the value of the securities loaned. The Fund receives fees as compensation for lending its securities. Either the Fund or the borrower may terminate the securities loan at any time. There were no securities on loan during the period ended December 31, 2006.

G. FOREIGN CURRENCY TRANSLATION
The Fund maintains its accounting records in U.S. dollars. The Fund determines the U.S. dollar value of foreign currency denominated assets, liabilities and transactions by using prevailing exchange rates. The cost basis of foreign denominated assets & liabilities is determined on the date that they are first recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at prevailing exchange rates. The difference between the original cost and current value denominated in U.S. dollars is recorded as Unrealized Currency Gain/Loss. In valuing assets and liabilities, the Fund uses the prevailing exchange rate on the valuation date. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

Net realized and unrealized gains and losses on foreign currency translations shown on the Fund's financial statements result from the sale of foreign currencies, from currency gains or losses realized between the trade and settlement dates on securities transactions, and from the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

When calculating realized and unrealized gains or losses on investments in equity securities, the Fund does not separate the gain or loss attributable to changes in the foreign currency price of the security from the gain or loss attributable to the change in the U.S. dollar value of the foreign currency. Other foreign currency transactions resulting in realized and unrealized gain
(loss) are disclosed separately.

H. ESTIMATES
In preparing its financial statements in conformity with accounting principles generally accepted in the United States, management makes estimates and assumptions. Actual results may be different.

NOTE 2--FEES AND TRANSACTIONS WITH AFFILIATES
Hottinger Capital Corp. ("HCC"), which is owned jointly by Hottinger U.S., Inc. and Hottinger & Cie (Zurich), is the Fund's advisor (the "Advisor"). The Fund pays the Advisor an annual fee based on its month-end net assets which is calculated and paid monthly at the following annual rates: 1.00% of the first $60 million, 0.90% of the next $40 million, 0.80% of the next $100 million, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million, and 0.50% of such assets in excess of $600 million. The Fund paid the Advisor $3,638,546 in investment advisory fees for the year ended December 31, 2006. The Fund paid Hottinger & Cie (Zurich) $38,108 in brokerage commissions for the year ended December 31, 2006.

The Fund and the Advisor have agreed to share certain common expenses subject to review and allocation by the Audit Committee (the "Committee") of the Board. During the year ended December 31, 2006, the Committee allocated $72,500 of expenses incurred in connection with publicizing the Fund as follows: $36,250 to the Fund and $36,250 to the Advisor.

Certain officers and directors of the Fund are also officers or directors of HCC, Hottinger U.S., Inc. and Hottinger & Cie (Zurich). These persons are not paid by the Fund for serving in these capacities.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)


NOTE 3--OTHER FEES
Citigroup Fund Services, LLC ("Citigroup") provides certain administration and portfolio accounting services to the Fund.

American Stock Transfer & Trust Company is the Fund's transfer agent. The Fund pays the transfer agent an annual fee which is accrued daily and paid monthly.

On December 28, 2006, Swiss American Securities, Inc. and Credit Suisse First Boston commenced transition of Custody responsibility to Citibank, N.A. The transfer was completed on January 16, 2007. The Fund pays the custodian an annual fee.

The Fund pays each director who is not an interested person (as such term is defined in the Act) of the Fund, its Advisor, or Citigroup, approximately $29,530 per annum in compensation, except for the Chairman of the Board to whom the Fund pays an annual fee of approximately $41,530 and for the Chairmen of the Audit Committee and the Governance/Nominating Committee, to whom the Fund pays an annual fee of approximately $34,698. In addition, the Fund pays each disinterested director $1,300 for each Board meeting attended and $750 for each committee meeting attended, if it is held separately. In addition, the Fund reimburses directors who are not employees of or affiliated with the Advisor for out-of-pocket expenses incurred in conjunction with attendance at meetings.

Directors' fees and expenses payable of $92,791 shown on the Statements of Assets & Liabilities represents total dollars owed to Directors that have been accrued and not paid. Directors' fees and expenses of $543,634 shown on the Statement of Operations represent the portion of Directors' fees and expenses accrued during the period January 1, 2006 through December 31, 2006. These fees are calculated by projecting Directors' fees contractually owed and adding estimates of reimbursable expenses based on historical activity.

NOTE 4--CAPITAL SHARE TRANSACTIONS
The Fund is authorized to issue up to 50 million shares of capital stock. HCC owned 140,307 of the 24,397,655 shares outstanding on December 31, 2006. Transactions in capital shares were as follows:

                             For the Year Ended     For the Year Ended
                              December 31, 2006      December 31, 2005
                             ------------------     ------------------
                          Shares         Amount    Shares       Amount
                         ------       ------      ------       ------
          Dividends
           Reinvested   798,957  $12,903,159(a)  542,380  $ 7,643,488
          Repurchased  (430,800)  (7,550,175)   (422,100)  (6,568,476)
                       --------  -----------    --------  -----------
          Net increase  368,157  $ 5,352,984     120,280  $ 1,075,012
                       ========  ===========    ========  ===========

(A)REPRESENTS SHARES ISSUED TO STOCKHOLDERS WHO DID NOT ELECT CASH IN CONJUNCTION WITH A LONG TERM CAPITAL GAINS DISTRIBUTION OF $1.276 PER SHARE PAID JANUARY 31, 2006 TO STOCKHOLDERS OF RECORD ON DECEMBER 19, 2005.

NOTE 5--FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS
At December 31, 2006, accumulated net investment income and accumulated net realized gain from investments and foreign currency transactions have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency transactions.

The following reclassification was a result of currency gains/losses and has no impact on the net assets of the Fund.

                      Undistributed Net Undistributed Net
                      Investment Income     Realized Gain
                      ----------------- -----------------
                         $(370,396)         $370,396

The tax character of distributions paid during 2006 and 2005 was as follows (see page 31 for details):

                                               2006        2005
                                               ----        ----
                Ordinary income         $14,699,228 $ 1,762,873
                Long-term capital gains $33,698,569 $37,076,957

At December 31, 2006, the components of distributable earnings on a tax basis were as follows:

                     Ordinary income          $         --
                     Long-term capital gains  $ 12,864,471
                     Capital and other losses $   (155,222)
                     Unrealized Appreciation  $313,896,791

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                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements (concluded)


Gains from foreign currency transactions will be treated as ordinary income for Federal income tax purposes.

For tax purposes, the current year post-October loss was $155,222. This loss will be recognized for tax purposes on the first business day of the Fund's next year.

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2006, were $160,230,472 and $177,627,176, respectively.

NOTE 6--STOCK REPURCHASE PROGRAM
Pursuant to authorization by the Board, the Fund began open market purchases of its common stock on the New York Stock Exchange ("NYSE") in 1999 and has continued purchases in each subsequent year. The principal purpose of the stock repurchase program is to enhance stockholder value by increasing the Fund's net asset value per share without creating a meaningful adverse effect upon the Fund's expense ratio. The Board has authorized the Fund to repurchase up to 500,000 shares during 2007. During the year ended December 31, 2006, the Fund repurchased and retired 430,800 shares at an average price of $17.53 per share (including brokerage commissions) and a weighted average discount of 10.25%. These repurchases, which had a total cost of $7,550,175, resulted in an increase of $843,650 to the Fund's net asset value.

NOTE 7--LINE OF CREDIT
The Fund has entered into a line of credit agreement with the Custodian to be used for temporary purposes. The agreement provides that the Fund may borrow up to an aggregate amount not to exceed $45,000,000 at any one time outstanding. The Fund will pay interest on the unpaid principal amount of each advance made to it from the date of such advance until such principal amount is paid in full. The interest is payable in arrears on demand, or if no demand has been made, on the last day of the interest period for such advance, pursuant to the agreement.

As of December 31, 2006, the Fund had no loans outstanding under the line of credit.

NOTE 8--RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS
In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is required to be implemented by calendar year closed-end funds by no later than June 29, 2007. The Investment Manager has recently begun to evaluate the application of the Interpretation to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Fund is in the process of reviewing the impact, if any, of the SFAS on the Fund's financial statements.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of The Swiss Helvetia Fund, Inc.

   We have audited the accompanying statement of assets and liabilities of The Swiss Helvetia Fund, Inc. (the "Fund"), including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodians. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Philadelphia, Pennsylvania
February 21, 2007

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Additional Information (Unaudited)

This report is sent to the stockholders of The Swiss Helvetia Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Information
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling 1-888-SWISS-00 and on the SEC's website at http://www.sec.gov. The Fund's proxy voting record for the twelve-month period ended June 30 is available, without charge and upon request, by calling 1-888-SWISS-00 and on the SEC's website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available, without charge and upon request, on the SEC's website at http://www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Certifications
The Fund's chief executive officer has certified to the NYSE, pursuant to the requirements of Section 303A.12(a) of the NYSE Listed Company Manual, that, as of June 7, 2005, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund's reports to the Securities and Exchange Commission on Form N-CSR and Form N-Q contain certifi cations by the Fund's chief executive officer and chief financial officer as required by Rule 30a-2(a) under the Act, including certifications regarding the quality of the Fund's disclosures in such reports and certifications regarding the Fund's disclosure controls and procedures and internal control over financial reporting.

Code of Ethics
The Board of Directors of the Fund and the Advisor have adopted Codes of Ethics pursuant to provisions of the Investment Company Act of 1940 (the "Codes"). The Codes apply to the personal investing activities of various individuals including directors and officers of the Fund and designated officers, directors and employees of the Advisor. The provisions of the Codes place restrictions on individuals who are involved in managing the Fund's portfolio, who help execute the portfolio manager's decisions or who come into possession of contemporaneous information concerning the investment activities of the Fund.

   The fundamental principle of the Codes is that the individuals covered by the Codes have a fiduciary responsibility to the Fund and its stockholders. They are therefore required at all times to place the interests of the Fund and the stockholders first and to conduct all personal securities transactions in a manner so as to avoid any actual or potential conflict of interest or abuse of their position of trust.

   Portfolio managers and other individuals with knowledge of Fund investment activities are prohibited from purchasing or selling a security during a blackout period of 30 calendar days before and after the date on which the Fund effects a trade in the same or a similar security. They are also prohibited from engaging in short term trading of Swiss equity or equity linked securities.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Additional Information (Unaudited) (concluded)

Additionally, the Fund's portfolio managers are prohibited from participating in any initial public offering or private placement of Swiss equity and equity linked securities and other covered individuals must obtain prior clearance before doing so.

   Any individual who violates the provisions of the Codes is required to reverse the transaction and to turn over any resulting profits to the Fund. The Fund and the Advisor have adopted compliance procedures and have appointed compliance officers to ensure that all covered individuals comply with the Codes.

Distributions
The following information summarizes all distributions declared by the Fund during the year ended December 31, 2006.

                                        Record  Payable
               Distribution              Date    Date    Amount
               ------------            -------- ------- --------
               Income                   6/19/06  7/5/06 $0.02800
               Long-Term Capital Gains  6/19/06  7/5/06 $0.22700
               Long-Term Capital Gains 12/18/06 1/29/07 $1.72500
                                                        --------
               Total Distributions                      $1.98000
                                                        ========

   The Fund elected to pass through $.04200 per share to its stockholders as a credit for taxes paid to Switzerland during its fiscal year ended December 31, 2006.

   The Fund has designated 51.66% of its ordinary income dividend distributions for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code. The Fund also designates 1.42% of its income dividends as qualified interest income (QII) and 100.00% as qualified short-term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD).

--------------------------------------------------------------------------------

Tax Information For the Year Ended December 31, 2006

The amounts may differ from those elsewhere in this report because of differences between tax and financial reporting requirements. The Fund's distributions to stockholders of long-term capital gains included $5,031,325 in connection with the distribution paid July 5, 2006 to stockholders of record on June 19, 2006, and $28,667,244 in connection with the distribution to be paid January 29, 2007 to shareholders of record on December 18, 2006.

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                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Other Matters (Unaudited)

Revised Investment Strategies, Policies and Related Risks--Stockholder Approved At the 2006 Annual Meeting of Stockholders, the Fund's stockholders approved changes to the Fund's fundamental investment policies and restrictions to permit the Fund to: (1) leverage up to 10% of its total assets (including the amount borrowed); (2) invest in securities of Swiss Real Estate Companies (as defined below), and to acquire, hold and sell real estate or mortgages on real estate acquired through default, liquidation or other distributions or an interest in real estate as a result of the Fund's ownership of such securities;
(3) acquire equity and equity-linked securities of non-Swiss companies in limited instances; and (4) engage in certain options transactions. There are certain risks associated with these investment strategies, which are discussed below.

PERMITTED USE OF LEVERAGE AND LEVERAGE RISK
Previously, the Fund was subject to a fundamental investment restriction prohibiting the Fund from borrowing money for the purpose of making investments (known as "leverage"). The Fund is now permitted, but not required, to borrow up to 10% of the Fund's total assets (including the amount borrowed) for investment purposes. The Fund may seek to leverage a portion of the Fund's assets to promote investment flexibility and to seek to ensure that the Fund has funds available for investment in attractive opportunities, without requiring the Fund to sell existing investments.

   Using leverage is a speculative investment technique and involves certain risks. These include higher volatility of net asset value, the possibility of more volatility in the market value of the Fund's shares and the possibility that the Fund's return will fall if the interest rate on any borrowings rises. The Fund will pay any costs and expenses relating to any borrowings, including interest and any commitment or other fee required to maintain a line of credit. So long as the Fund is able to realize a higher net return on investments purchased with borrowings than the then current cost of any leverage together with other related expenses, the effect of the leverage will be to cause the Fund to realize higher net return than if the Fund were not so leveraged. However, to the extent that the cost of any leverage, together with other related expenses, is more than the net return on investments purchased with borrowings, use of leverage would result in a lower rate of return than if the Fund were not so leveraged. There can be no assurance that any leverage strategy the Fund employs will be successful.

INVESTMENTS IN SWISS REAL ESTATE COMPANIES AND RISKS OF INVESTING IN REAL ESTATE Previously, the Fund was subject to a fundamental investment restriction prohibiting the Fund from buying real estate or interests in real estate. The Fund is now permitted, but not required, to invest in equity and equity-linked securities issued by Swiss real estate companies, including real estate investment trusts ("REITs") or REIT-like structures ("Swiss Real Estate Companies"). The Fund defines a real estate company as a company that derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or has at least 50% of its assets in real estate investments. The Fund also considers a real estate company to be a Swiss Real Estate Company if it: (1) is organized in or has its principal office in Switzerland or (2) has a significant amount of real estate assets or investments in Switzerland, even if it is organized or its principal office is outside of Switzerland. The Fund's investment in Swiss Real Estate Companies is deemed to be an investment in

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                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Other Matters (Unaudited) (continued)

Swiss equity or equity-linked securities for purposes of the Fund's investment objective.

   In addition to the general risks associated with investing in Swiss equity and equity-linked securities, the Fund's investments in Swiss Real Estate Companies will be linked to the performance of the Swiss real estate markets. The Fund will not invest in real estate directly (except as described below), but only in securities issued by Swiss Real Estate Companies. However, these investments are subject to the risks associated with the direct ownership of real estate. These risks are described in further detail below:

Real Estate--General. Real property investments are subject to varying degrees of risk. The price of real estate company shares may decline because of the failure of borrowers to pay their loans and poor management. Many real estate companies also utilize leverage, which increases investment risk and could adversely affect a company's operations and market value in periods of rising interest rates. If real estate properties do not generate sufficient income to meet operating expenses, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. A real estate company also may have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to these properties may be limited.

   The performance of the Swiss economy and the economies of any other countries and regions in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. There also are risks associated with particular sectors of real estate investments, such as in the retail, office, hotel, healthcare and multifamily sectors, each of which will be affected by the economic health of the sector specifically and the overall economy generally, demographic changes, spending patterns, governmental regulations, competition and obsolescence.

Real Estate Investment Trusts. A common type of U.S. real estate company, a real estate investment trust, is dedicated to owning, and usually operating, income producing real estate, or to financing real estate. Such companies normally derive income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill.

   Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are generally dependent upon maintaining cash flows to repay borrowings and

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Other Matters (Unaudited) (continued)

to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry. REITs or REIT-like structures may experience delays in enforcing their rights as a mortgagee or lessor and may incur substantial costs associated with protecting their investments. REITs also may fail to qualify under any tax provisions pursuant to which they were structured, and the application of unanticipated taxation may significantly reduce the return to the Fund.

   The Fund also may acquire real estate or mortgages on real estate as a result of default, liquidation or other distributions of an interest in real estate solely as a result of the Fund's ownership of Swiss Real Estate Companies. The Fund may have difficulty enforcing its rights as a mortgagee or lessor and may incur substantial costs in connection with protecting its investments.

INVESTMENTS IN NON-SWISS SECURITIES AND RELATED RISKS
The Fund's stockholders also approved a proposal to revise the Fund's investment objective. The Fund is now permitted, but not required, to acquire and hold equity and equity-linked securities of non-Swiss companies in the limited instance where: (1) the Fund holds an investment in a Swiss company, and (2) such Swiss company undergoes a merger, takeover, reorganization or other form of business combination with a non-Swiss issuer (a "reorganization"), or reorganizes (or "redomiciles") itself as a new corporate entity outside of Switzerland, and (3) the Fund, as a shareholder in the Swiss company, acquires equity or equity-linked securities in the non-Swiss issuer as a result of the transaction. The Fund also is now permitted, but not required, to reacquire equity and equity-linked securities of Swiss companies that have redomiciled, so long as the Fund held an investment in the Swiss company at or before the time the company redomiciled.

   Although investments in Swiss securities are subject to the Fund's other investment policies, the Fund's Board of Directors and HCC cannot predict the percentage of non-Swiss securities that could constitute the Fund's portfolio, as the number and frequency of these types of transactions would be affected by activity in the capital markets and not through any actions taken by the Fund or HCC.

ENGAGING IN CERTAIN OPTIONS TRANSACTIONS AND RELATED RISKS
Previously, the Fund was subject to a fundamental investment restriction prohibiting the Fund from buying, selling or writing put or call options. The Fund is now permitted, but not required, to engage in certain options transactions which are considered derivative instruments. The Fund may engage in the following options transactions: (i) buying calls on securities in which the Fund can invest; (ii) buying calls on Swiss stock indices; (iii) writing covered calls on securities in which the Fund can invest; (iv) buying puts on these types of securities; and (v) buying puts on Swiss stock indices. The Fund may engage in these options transactions on an established Swiss exchange, European exchange (for example, Eurex) or in the over-the-counter market.

   Exchange-traded options generally are guaranteed by the clearing agency which is the issuer or counterparty to such options. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with options purchased on an exchange. By contrast, no

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Other Matters (Unaudited) (continued)

clearing agency guarantees over-the-counter options. Accordingly, to the extent the Fund enters into such options, HCC will consider the creditworthiness of counterparties to over-the-counter options in the same manner as it would review the credit quality of a security to be purchased by the Fund.

   HCC may utilize options contracts to manage the Fund's exposure to changing security prices. Some options strategies, including buying puts, will tend to hedge the Fund's investments against price fluctuations. Other strategies, including buying calls, will tend to increase market exposure.

   The Fund may write (I.E., sell) covered call options with respect to specific securities in which the Fund may invest. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. A covered call option is a call option with respect to which the Fund owns the underlying security, has an absolute and immediate right to acquire that security without additional cash consideration or otherwise covers the transaction by segregating permissible liquid assets. The Fund receives a premium from writing covered call options which it retains whether or not the option is exercised, although by writing a call option the Fund forgoes any appreciation in the subject securities above the exercise price if the option is exercised by the purchaser of the option.

   The Fund also is permitted to purchase put and call options in respect of specific securities in which the Fund may invest (or groups or "baskets" of specific securities) or Swiss stock indices. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. The Fund will pay premiums to purchase put and call options, whether or not the options are exercised. An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

   Successful use by the Fund of options will be subject to HCC's ability to predict correctly movements in the prices of securities and indices underlying options and the stock market generally. To the extent HCC's predictions are incorrect, the Fund may incur losses.

Revised Investment Strategies, Policies and Related Risks--Board Approved
At a meeting of the Board of Directors on December 7, 2006, the Board approved a proposal to permit the Fund to invest its assets in certain pooled investment vehicles ("funds"), including investment companies and funds that invest in private equity by investing in private equity funds (so-called funds of funds) and by making direct investments, including in infrastructure projects and real estate investments. The Fund is only permitted to purchase interests in (i) funds that were organized or domiciled in Switzerland or (ii) funds that meet the standards approved by its stockholders in Proposal 3C (INVESTMENTS IN NON-SWISS SECURITIES) at the 2006 Annual Stockholder Meeting (described above). For purposes of complying with Proposal 3C, the fund must

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Other Matters (Unaudited) (continued)

either (a) be organized in or have its principal office in Switzerland or (b) meet the three-part test set forth above under "Investments in Non-Swiss Securities and Related Risks."

   The proposal approved by the Board of Directors limited the Fund's permitted investments in these types of funds to the following:

   . COUNTRIES. A fund must have at least 80% of its total assets invested in companies in developed markets and may have no more than 20% of its total assets invested in emerging market countries or issuers;
   . CURRENCIES. A fund must have at least 80% of its underlying investments denominated in currencies of countries in developed markets. A fund that satisfies the first prong of the test also will be deemed to satisfy this prong; and
   . PRICING. For funds that are not listed on an exchange, a fund must (i) invest in exchange-listed issuers or securities that can be readily valued or (ii) provide HCC fair valuations of its underlying investments either through regular shareholder communications or through other written means that, based on information reasonably available at the time the valuation is made, HCC believes to be reliable.

General Risks. HCC expects that a majority of the funds investing in private equity transactions will be listed on Swiss or other European exchanges, but cannot predict that the Fund would only invest in these funds. Any of the Fund's holdings in funds that are purchased in private transactions will be illiquid and subject to the Fund's 10% limit on investments in illiquid securities.

   In addition to the general risks associated with investing in Swiss equity and equity-linked securities, the Fund would be subject to a height-ened risk in respect of investing a greater percentage of its total assets in illiquid private equity securities. The risks associated generally with such investments include: (i) very limited liquidity due to legal or contractual limitations on resales or lack of a public market; (ii) dependence on an exit strategy, such as an initial public offering or sale of a business, which may not occur to realize the anticipated value of an investment or dispose of the investment without a significant or total loss; and (iii) dependence on managerial assistance provided by other investors and the willingness of those investors or third parties to provide additional financial support to the issuer.

   Depending on the specific facts and circumstances of a private equity security investment, there may not be a reasonable basis to revalue it for a substantial period of time after the Fund's investment. It is possible that the fair value attributed to the investment may not accurately reflect its actual value and, consequently, the net asset value and/or market value of the Fund's shares may not reflect the actual values of the Fund's portfolio. If the Fund invests in private equity securities, changes in the Fund's net asset value may be more pronounced than with other funds that do not invest in private equity securities.

   The business of identifying attractive investments in private equity securities of the types contemplated for the Fund is competitive, and involves a high degree of uncertainty. Furthermore, the availability of investment opportunities in private equity securities generally will be subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. Accordingly, there can be no assurance that the Fund will be able to identify attractive investments in private equity securities.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Other Matters (Unaudited) (concluded)


   Investing in these types of funds also will subject the Fund's stockholders to additional fees and expenses, including advisory fees charged, and operating expenses borne, by each underlying fund. As a result, stockholders will bear not only the Fund's advisory fee and certain operating expenses, but also the fees and expenses of the underlying fund attributable to the Fund's investment. Additionally, the Fund may have limited access to information concerning the underlying fund and its investments.

   For funds that are not listed on an exchange, HCC will fair value the Fund's investment pursuant to procedures approved by the Fund's Board of Directors. The valuation ordinarily will be the value determined at the end of a fund's fiscal period in accordance with the fund's valuation policies. The fair value of the Fund's investment in a fund represents the amount that the Fund could reasonably expect to receive from a fund if the Fund's investment were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that HCC believes to be reliable. In the unlikely event that a fund does not report a value to HCC on a timely basis, HCC would determine the fair value of the fund based on the most recent value reported by the fund, as well any other relevant information available at that time. Although HCC will review the valuations provided by the funds, HCC may not be able to confirm independently the accuracy of such valuations.

Tax Risks. HCC expects that most of these funds will be "passive foreign investment companies" ("PFICs"), and the Fund may be subject to U.S. federal income tax -- notwithstanding the Fund's Subchapter M election -- on a portion of any "excess distribution" or gain from the disposition of shares of the funds even if such income is distributed as a taxable dividend by the Fund to its stockholders.

   Dividends paid by a PFIC are not eligible for taxation at preferential rates that apply to certain dividends from domestic corporations and certain other foreign corporations. The determination of whether a fund is a PFIC is made annually on the basis of facts that may be beyond the Fund's control, and there can be no assurance that the Fund will not invest in a fund that is a PFIC. Certain elections--not always in the Fund's control--may mitigate some of the negative tax consequences of investing in PFICs.

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                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Dividend Reinvestment Plan (Unaudited)

The Plan
The Fund's Dividend Reinvestment Plan (the "Plan") offers a convenient way for you to reinvest capital gains distributions and ordinary income dividends, payable in whole or in part in cash, in additional shares of the Fund.

Some of the Plan features are:

   . Once you enroll in the Plan, all of your future distributions and dividends payable in whole or in part in cash will be automatically reinvested in Fund shares in accordance with the terms of the Plan.
   . You will receive shares valued at the lower of the Fund's net asset value or the Fund's market price as described below. The entire amount of your distribution or dividend will be reinvested automatically in additional Fund shares. For any balance that is insufficient to purchase full shares of the Fund, your account will be credited with fractional shares.
   . Your shares will be held in an account with the Plan agent. You will be sent regular statements for your records.
   . You may terminate participation in the Plan at any time.

   The following are answers to frequently asked questions about the Plan.

How do I enroll in the Plan?
If you are holding certificates for your shares, contact American Stock Transfer & Trust Company (AST) at the address shown below. If your shares are held in a brokerage account, contact your broker. Not all brokerage firms permit their clients to participate in dividend reinvestment plans such as the Plan and, even if your brokerage firm does permit participation, you may not be able to transfer your Plan shares to another broker who does not permit participation. Your brokerage firm will be able to advise you about its policies.

How does the Plan work?
The cash portion of any dividends or distributions you receive, payable in whole or in part in cash, will be reinvested in shares of the Fund. The number of shares credited to your Plan account as a result of the reinvestment will depend upon the relationship between the Fund's market price and its net asset value per share on the record date of the distribution or dividend, as described below:

   . If the net asset value is greater than the market price (the Fund is trading at a discount), AST, as Plan Agent, will buy Fund shares for your account on the open market on the New York Stock Exchange or elsewhere. Your dividends or distributions will be reinvested at the average price AST pays for those purchases.
   . If the net asset value is equal to the market price (the Fund is trading at parity), the Fund will issue for your account new shares at net asset value.
   . If the net asset value is less than but within 95% of the market price
     (the Fund is trading at a premium of less than 5%), the Fund will issue for your account new shares at net asset value.
   . If the net asset value is less than 95% of the market price (the Fund is trading at a premium of 5% or more), the Fund will issue for your account new shares at 95% of the market price.

If AST begins to buy Fund shares for your account at a discount to net asset value but, during the course of the purchases, the Fund's market price increases to a level above the net asset value, AST will complete its purchases, even

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Dividend Reinvestment Plan (Unaudited) (concluded)

though the result may be that the average price paid for the purchases exceeds net asset value.

Will the entire amount of my distribution or dividend be reinvested?
The entire amount of your distribution or dividend, payable in cash, will be reinvested in additional Fund shares. If a balance remains after the purchase of whole shares, your account will be credited with any fractional shares (rounded to three decimal places) necessary to complete the reinvestment.

How can I sell my shares?
You can sell any or all of the shares in your Plan account by contacting AST. AST charges $15 for the transaction plus $.10 per share for this service. You can also withdraw your shares from your Plan account and sell them through your broker.

Does participation in the Plan change the tax status of my distributions or dividends?
No. The distributions and dividends are paid in cash and their taxability is the same as if you received the cash. It is only after the payment of distributions and dividends that AST reinvests the cash for your account.

Can I get certificates for the shares in the Plan?
AST will issue certificates for whole shares upon your request. Certificates for fractional shares will not be issued.

Is there any charge to participate in the Plan?
There is no charge to participate in the Plan. You will, however, pay a pro rata share of brokerage commissions incurred with respect to AST's open market purchases of shares for your Plan account.

How can I discontinue my participation in the Plan?
Contact your broker or AST in writing. If your shares are in a Plan account, AST will send you a certificate for your whole shares and a check for any fractional shares.

Where can I direct my questions and correspondence?
Contact your broker, or contact AST as follows:

   By mail:
     American Stock Transfer & Trust
     Company
     PO Box 922
     Wall Street Station
     New York, NY 10269-0560

   Through the Internet:
     www.amstock.com

   Through AST's automated voice response System:
     1-888-556-0425

AST will furnish you with a copy of the Terms and Conditions of the Plan without charge.

                                                      A SWISS INVESTMENTS FUND





                         THE SWISS HELVETIA FUND, INC.

                               EXECUTIVE OFFICES
                         The Swiss Helvetia Fund, Inc.
                          1270 Avenue of the Americas
                                   Suite 400
                           New York, New York 10020
                                1-888-SWISS-00
                                (212) 332-2760
                                  www.swz.com

                                   THE SWISS
--------------------------------------------------------------------------------
                                   HELVETIA
--------------------------------------------------------------------------------
                                  FUND, INC.
--------------------------------------------------------------------------------
                                  www.swz.com





ANNUAL REPORT
FOR THE
YEAR ENDED
DECEMBER 31, 2006

ITEM 2. CODE OF ETHICS

As of the end of the period covered by this report, the Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its principal executive officer and senior financial officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's Board of Directors (the "Board") has determined that Messrs. Paul R. Brenner, Esq., Didier Pineau-Valencienne and Stephen K. West, Esq., each a member of the audit committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the "SEC"). Messrs. Brenner, Pineau-Valencienne and West each are "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $38,575 in 2005 and $40,750 in 2006.

(b) There were no audit-related fees billed to the Registrant in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4.

There were no fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant to the Registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively the "investment adviser") which were required to be pre-approved by the audit committee as described in paragraph (e)(1) of this Item 4.

(c) The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning ("Tax Services") were $4,200 in 2005 and $4,400 in 2006. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) There were no other fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item.

(e) (1) The Registrant's Audit Committee pre-approves the principal accountant's engagements for audit and non-audit services to the Registrant, and certain non-audit services to the investment adviser that are required to be pre-approved on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant's independence.

(e) (2) No services included in (b)--(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None.

(g) The aggregate non-audit services billed by the principal accountant for services rendered to the Registrant in the reporting periods were $4,200 in 2005 and $4,400 in 2006. There were no fees billed in each of the Reporting Periods for non-audit services rendered by the principal accountant to the investment adviser.

(h) The Registrant's Audit Committee considers whether the provision of any non-audit services rendered to the investment adviser not pre-approved (not requiring pre-approval) by the Audit Committee is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of the following Directors, each of who is not an "interested person" as defined in the Investment Company Act of 1940, as amended (the "Act"):

Paul R. Brenner, Esq.
Michael Kraynak, Jr.
Didier Pineau-Valencienne
Stephen K. West, Esq.

ITEM 6. SCHEDULE OF INVESTMENTS

Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

The Registrant has delegated voting of proxies in respect of portfolio holdings to its investment adviser, Hottinger Capital Corp. (the "Advisor"), to vote the Registrant's proxies in accordance with Advisor's proxy voting guidelines and procedures. The Advisor has adopted proxy voting guidelines (the "Voting Guidelines") that provide as follows:

    . The Advisor votes proxies in respect of a client's securities in the client's best economic interests and without regard to the interests of the Advisor or any other client of the Advisor.

    . Unless the Advisor's Proxy Voting Committee (the "Committee") otherwise determines (and documents the basis for its decision) or as otherwise provided below, the Advisor votes proxies in a manner consistent with the Voting Guidelines.

    . To avoid material conflicts of interest, the Advisor applies the Voting Guidelines in an objective and consistent manner across client accounts. Where a material conflict of interest has been identified and the matter is covered by the Voting Guidelines, the Committee votes in accordance with the Voting Guidelines. Where a conflict of interest has been identified and the matter is not covered by the Voting Guidelines, the Advisor will disclose the conflict and the Committee's determination of the manner in which to vote to the Registrant's Audit Committee.

    . The Advisor also may determine not to vote proxies in respect of securities of any issuer if it determines that it would be in the client's overall best interests not to vote.

The Advisor's Voting Guidelines address how it will vote proxies on particular types of matters such as the election for directors, adoption of option plans and anti-takeover proposals. For example, the Advisor generally will:

    . support management in most elections for directors, unless the board gives evidence of acting contrary to the best economic interests of shareholders;

    . support option plans, if it believes that they provide for their administration by disinterested parties and provide incentive to directors, managers and other employees by aligning their economic interests with those of the shareholders while limiting the transfer of wealth out of the company; and

    . oppose anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PRINCIPAL PORTFOLIO MANAGERS

   As of the date of the filing of this Report on Form N-CSR, Messrs. Philippe Comby and Rudolf Millisits are primarily responsible for the management of the Registrant's portfolio.

   Mr. Comby has been a portfolio manager of the Registrant since 1999, when he joined the Advisor. Mr. Comby is a Vice President of the Registrant and a Director and Senior Vice President of the Advisor. He also is a Director and the President of Hottinger U.S., Inc. and the Chief Investment Officer and Senior Vice President of Hottinger Brothers LLC, each of which is a registered investment adviser affiliated with the Advisor. Mr. Comby has been affiliated with the Hottinger Group since 1994, providing portfolio management and client advisory services. He is a member of the New York Society of Security Analysts, a member of Global Association of Risk Professionals and a Chartered Financial Analyst.

   Mr. Millisits has been a portfolio manager of the Registrant since 1994, when he joined the Advisor. Mr. Millisits is the Senior Vice President and Chief Financial Officer of the Registrant and the Chief Operating Officer, Executive Vice President and Chief Compliance Officer of the Advisor. He also is the Chairman and Chief Executive Officer of Hottinger U.S., Inc. and the President and Chief Financial Officer of Hottinger Brothers, LLC. Mr. Millisits has been affiliated with the Hottinger Group since 1993, providing portfolio management and private banking services. Prior to joining the Hottinger Group, Mr. Millisits was a portfolio manager for private clients for Credit Suisse in New York and Geneva.

PORTFOLIO MANAGEMENT

   The Registrant's portfolio managers manage multiple accounts for a diverse client base, including private clients and institutions.

   Material Conflicts Related to Management of Similar Accounts. The potential for conflicts of interest exist when the Advisor or its affiliates and the portfolio managers manage other accounts that invest in securities in which the Registrant may invest or that may pursue a strategy similar to the Registrant's strategy (collectively, "Similar Accounts"). In addition, the Registrant, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

   Potential conflicts of interest may arise because of a portfolio manager's management of the Registrant and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as the portfolio manager may be perceived as causing accounts he manages to participate in an offering to increase his overall allocation of securities in that offering, or to increase his ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the portfolio manager may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, the Registrant's portfolio managers may be perceived to have a conflict of interest because of the number of Similar Accounts, in addition to the Registrant, that they are managing. In addition, the Advisor could be viewed as having a conflict of interest to the extent that the Advisor or its affiliates and/or the portfolio managers have a materially larger investment in a Similar Account than their investment in the Registrant.

   A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

   Other Accounts Managed by the Portfolio Managers. The chart below includes information regarding the Registrant's portfolio managers, as of December 31, 2006. Specifically, it shows the number of other portfolios and assets, including the Registrant, managed by the Registrant's portfolio managers. Neither portfolio manager manages any accounts with respect to which the advisory fee is based on this performance of the account.

                     REGISTERED INVESTMENT OTHER POOLED INVESTMENT
PORTFOLIO MANAGER        COMPANIES ($)          VEHICLES ($)       OTHER ACCOUNTS ($)
-----------------    --------------------- ----------------------- ------------------
Philippe Comby         1 (502.8 million)              0            24 (61.2 million)
Rudolf Millisits       1 (502.8 million)              0            24 (61.2 million)

COMPENSATION FOR THE PORTFOLIO MANAGERS

   The portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Registrant may invest or pursue a strategy similar to one of the Registrant's strategies.

   During the fiscal period covered by this Report on Form N-CSR, the Registrant's portfolio managers were compensated by a competitive salary and bonus structure, which was determined both quantitatively and qualitatively. Salary and bonus are paid in cash. The portfolio managers are compensated on the performance of the aggregate group of portfolios they manage rather than for a specific fund or account. Various factors are considered in the determination of the portfolio managers' compensation. All of the portfolios managed by the portfolio managers are comprehensively evaluated to determine each portfolio manager's positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce the Advisor's investment philosophy.

   Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas; and (v) the performance results of the portfolios managed by the portfolio managers.

   Variable bonus is based on the portfolio managers' quantitative performance as measured by their ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the portfolio manager, by comparison to predetermined benchmarks (for the Registrant, the Swiss Market Index and the Swiss Performance Index) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable), as well as performance relative to peers. The portfolio managers' bonuses also can be influenced by subjective measurement of the managers' ability to help others make investment decisions.

OWNERSHIP OF SECURITIES OF THE REGISTRANT

   As of December 31, 2006, Mr. Comby and Mr. Millisits owned between $50,001-$100,000 and over $100,000 of shares of common stock of the Registrant, respectively.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                                                                                      (d) Maximum
                                                                                       Number (or
                                                                                      Approximate
                                                              (c) Total Number of   Dollar Value) of
                                                               Shares (or Units)    Shares that May
                                                              Purchased as Part of  Yet Be Purchased
                        (a) Total Number of (b) Average Price  Publicly Announced  Under the Plans or
Period                   Shares Purchased    Paid per Share    Plans or Programs        Programs
------                  ------------------- ----------------- -------------------- ------------------
01/01/06 - 01/31/06            24,000            15.6069             24,000             976,000
02/01/06 - 02/28/06                                                                     976,000
03/01/06 - 03/31/06                                                                     976,000
04/01/06 - 04/30/06                                                                     976,000
05/01/06 - 05/31/06                                                                     976,000
06/01/06 - 06/30/06            52,700            16.2299             52,700             923,300
07/01/06 - 07/31/06            32,100            16.7347             32,100             891,200
08/01/06 - 08/31/06           193,100            17.5350            193,100             698,100
09/01/06 - 09/30/06           128,900            18.4274            128,900             569,200
10/01/06 - 10/31/06                                                                     569,200
11/01/06 - 11/30/06                                                                     569,200
12/01/06 - 12/31/06                                                                     569,200
Total                         430,800            16.9068            430,800             569,200

At the December 7, 2006 meeting of the Board, the Board approved the purchase of up to 500,000 shares of the Fund by the Advisor during 2007. The approved purchase plan, announced to the public in a press release on December 7, 2006, expires on December 31, 2007. The Fund does not intend to terminate the plan prior to its expiration.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

No material changes to procedures.

ITEM 11. CONTROLS AND PROCEDURES

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) A copy of the Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (Exhibit filed herewith).

(a)(3) Not Applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (Exhibit filed herewith).

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant THE SWISS HELVETIA FUND, INC.

By   /s/ Rodolphe E. Hottinger
     -------------------------------
     Rodolphe E. Hottinger,
     Chief Executive Officer

Date March 6, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By   /s/ Rodolphe E. Hottinger
     -------------------------------
     Rodolphe E. Hottinger,
     Chief Executive Officer

Date March 6, 2007

By   /s/ Rudolf Millisits
     -------------------------------
     Rudolf Millisits,
     Chief Financial Officer

Date March 6, 2007